EXECUTION
Countrywide Financial Corporation
Medium-Term Notes, Series B
Due Nine Months or More
From Date of Issue
Payment of Principal, Premium, if any, and Interest
Fully and Unconditionally Guaranteed by
Countrywide Home Loans, Inc.
SELLING AGENCY AGREEMENT
February 13, 2006

Lehman Brothers Inc.	ABN AMRO Incorporated
745 Seventh Avenue	Park Avenue Plaza
New York, New York 10019	55 East 52nd Street
New York, New York 10055

Banc of America Securities LLC	Barclays Capital Inc.
9 West 57th Street	200 Park Avenue
New York, New York 10019	New York, New York 10166

Bear, Stearns & Co. Inc.	BNP Paribas Securities Corp.
383 Madison Avenue	787 Seventh Avenue, 8th Floor
New York, New York 10179	New York, New York 10019

BNY Capital Markets, Inc.	Calyon Securities (USA) Inc.
One Wall Street, 18th Floor	1301 Avenue of the Americas, 17th Floor
New York, New York 10286	New York, New York 10019

Citigroup Global Markets Inc.	Countrywide Securities Corporation
388 Greenwich Street	4500 Park Granada, MS CH-143
New York, New York 10013	Calabasas, California 91302

Credit Suisse Securities (USA) LLC	Dresdner Kleinwort Wasserstein Securities LLC
11 Madison Avenue	1301 Avenue of the Americas
New York, NY 10010	New York, New York 10019

Deutsche Bank Securities Inc.	Greenwich Capital Markets, Inc.
60 Wall Street, 3rd Floor	600 Steamboat Road
New York, New York 10005	Greenwich, CT 06830

Goldman, Sachs & Co.	HSBC Securities (USA) Inc.
85 Broad Street	452 Fifth Avenue, Tower 10
New York, New York 10004	New York, New York 10018

J.P. Morgan Securities Inc. 270 Park Avenue	Merrill Lynch, Pierce, Fenner & Smith Incorporated
New York, New York 10017	4 World Financial Center
New York, New York 10080

Morgan Stanley & Co. Incorporated	RBC Capital Markets Corporation
1585 Broadway	One Liberty Plaza, 2nd Floor
New York, New York 10036	New York, New York 10006-1404

SG Americas Securities, LLC	UBS Securities LLC
1221 Avenue of the Americas	677 Washington Blvd
New York, New York 10020	Stamford, CT 06901

Wachovia Capital Markets, LLC
301 South College Street
Charlotte, North Carolina 28288-0602
Ladies and Gentlemen:
     Countrywide Financial Corporation, a Delaware corporation (the “Company”), confirms its agreement with each of you (collectively, the “Agents”) with respect to the issue and sale by the Company of its Medium-Term Notes, Series B, Due Nine Months or More from Date of Issue (the “Notes”). The Notes will be fully and unconditionally guaranteed as to payment of principal, premium, if any, and interest (the “Guarantees”) by Countrywide Home Loans, Inc., a New York corporation (the “Guarantor”). The Notes and the Guarantees will be issued under an indenture, dated as of February 1, 2005 (the “Indenture”), among the Company, the Guarantor and The Bank of New York, as trustee (the “Trustee”). Unless otherwise specified in the Terms Agreement referred to in Section 2(b) hereof, the Notes will be issued in minimum denominations of U.S. $10,000 and in denominations exceeding such amount by integral multiples of U.S. $1,000, and if denominated in a currency or currency unit other than U.S. dollars, the equivalent in such other currency or currency unit (the “Specified Currency”) as determined in accordance with the Indenture, of U.S. $10,000 (rounded down to an integral multiple of 1,000 units of such Specified Currency) and any larger amount that is an integral multiple of 1,000 units of such Specified Currency, will be issued only in fully registered certificated or book-entry form, and will be issued in the currency or currency units and will have the maturities, annual interest rates (whether fixed or floating), redemption provisions and other terms set forth in the applicable Terms Agreement referred to below. The Notes will be issued, and the terms thereof established, in accordance with the Indenture and the Medium-Term Note Administrative Procedures attached hereto as Exhibit A (the “Procedures”). The Procedures may only be amended by written agreement of the Company and each Agent after notice to, and in the case of amendments which affect the rights, duties or obligations of the Trustee, with the approval of, the Trustee.
     The Company and the Guarantor, together with Countrywide Capital V and Countrywide Capital VI, have filed with the Securities and Exchange Commission (the “Commission”) an automatic shelf registration statement on Form S-3 (File Nos. 333-131707, 333-131707-01, 333-131707-02 and 333-131707-03) which provides for the registration under the Securities Act of 1933, as amended (the “1933 Act”), of the Notes and the Guarantees (collectively, the “Securities”), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the “1933 Act Regulations”), and the Company and the Guarantor have filed such post-effective amendments thereto as may be required prior to any acceptance by the Company and the Guarantor of an offer for the purchase of Notes. Such registration statement (as so amended, if applicable) is referred to herein as the “Registration Statement,” including any document incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), and any prospectus, prospectus supplement and/or pricing supplement deemed or retroactively deemed to be a part thereof that has not been superseded or modified. “Registration Statement” without reference to a time means the Registration Statement as of the time of the first contract of sale of any issue of Notes, which time shall be considered the “effective date” of the Registration Statement with respect to such Notes. For purposes of the definition of Registration Statement as used herein, information contained in a form of prospectus, prospectus supplement or pricing supplement that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430B of the 1933 Act Regulations (“Rule 430B”) shall be considered to be included in the Registration Statement at the time specified in Rule 430B. The prospectus relating to the series of Notes and all applicable amendments or supplements thereto, in each case immediately prior to the Applicable Time (as defined below), including any document incorporated by reference therein, is herein called the “Statutory Prospectus.” The “Prospectus” means the Statutory Prospectus and the final pricing supplement in the form first filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations (“Rule 424(b)”) that discloses the public offering price and other final terms of the Notes of any issue and otherwise satisfies Section 10(a) of the 1933 Act. A “preliminary prospectus” shall be deemed to refer to any prospectus and any prospectus supplement used before the acceptance by the Company and the Guarantor of an offer for the purchase of Notes which omitted information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b). For purposes of this Agreement, all references to the Registration Statement, Statutory Prospectus, Prospectus or preliminary prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).
     All references in this Agreement to financial statements and schedules and other information which is “disclosed”, “contained,” “included” or “stated” (or other references of like import) in the Registration Statement, Statutory Prospectus, Prospectus or preliminary prospectus shall be deemed to include all such financial statements and schedules and other information which is incorporated by reference in or otherwise deemed by the 1933 Act Regulations to be a part of or included in the Registration Statement, Statutory Prospectus, Prospectus or preliminary prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, Statutory Prospectus, Prospectus or preliminary prospectus shall be deemed to include the filing of any document under the 1934 Act which is incorporated by reference in or otherwise deemed by the 1933 Act Regulations to be a part of or included in the Registration Statement, Statutory Prospectus, Prospectus or preliminary prospectus, as the case may be.
     1. Representations and Warranties. The Company and the Guarantor, jointly and severally, represent and warrant to, and agree with, each Agent that:
     (a) (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the 1933 Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the 1934 Act or form of prospectus), (iii) at the time the Company, the Guarantor or any person acting on their behalf (within the meaning, for this clause only, of Rule 163(c) of the 1933 Act Regulations (“Rule 163(c)”)) made any offer relating to the Notes subject to the applicable Terms Agreement in reliance on the exemption of Rule 163 of the 1933 Act Regulations and (iv) at the date hereof, each of the Company and the Guarantor was and is a “well-known seasoned issuer” as defined in Rule 405 of the 1933 Act Regulations (“Rule 405”), including not having been and not being an “ineligible issuer” as defined in Rule 405. The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405, and the Notes and the Guarantees, since their registration on the Registration Statement, have been and remain eligible for registration by the Company and the Guarantor on a Rule 405 “automatic shelf registration statement.” Neither the Company nor the Guarantor has received from the Commission any notice pursuant to Rule 401(g)(2) of the 1933 Act Regulations objecting to the use of the automatic shelf registration statement form. At the time of filing the Registration Statement, at the earliest time thereafter that the Company, the Guarantor or any other offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Notes subject to the applicable Terms Agreement and at the date hereof, neither the Company nor the Guarantor was or is an “ineligible issuer,” as defined in Rule 405, including (x) the Company, the Guarantor or any of their respective subsidiaries in the preceding three years not having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405 and (y) the Company or the Guarantor in the preceding three years not having been the subject of a bankruptcy petition or insolvency or similar proceeding, not having had a registration statement be the subject of a proceeding under Section 8 of the 1933 Act and not being the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Notes, all as described in Rule 405.
     (b) The Registration Statement became effective upon filing under Rule 462(e) of the 1933 Act Regulations (“Rule 462(e)”) on February 9, 2006, and any post-effective amendment thereto also became effective upon filing under Rule 462(e). No stop order suspending the effectiveness of the Registration Statement (including any Rule 462(b) Registration Statement) has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company or the Guarantor, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with; the Indenture has been duly qualified under the Trust Indenture Act of 1939 as amended (the “1939 Act”); at the respective times that the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendment thereto (including the filing of the Company’s most recent Annual Report on Form 10-K with the Commission (the “Annual Report on Form 10-K”)) became effective, at each deemed effective date with respect to the Agents pursuant to Rule 430B(f)(2) of the 1933 Act Regulations and at the date hereof, the Registration Statement and any amendments thereto complied in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the rules and regulations of the Commission under the 1939 Act (the “1939 Act Regulations”) and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each preliminary prospectus and the Statutory Prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act Regulations, complied when so filed in all material respects with the 1933 Act Regulations; each preliminary prospectus and the Statutory Prospectus delivered to the applicable Agent(s) for use in connection with the offering of Notes are identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T; and at the date hereof and at the date of the Statutory Prospectus, neither the Statutory Prospectus nor any amendment or supplement thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
Any offer that is a “written communication” as defined in Rule 405 relating to the Notes made prior to the filing of the Registration Statement by the Company, the Guarantor or any person acting on its behalf (within the meaning, for this paragraph only, of Rule 163(c)) has been filed with the Commission in accordance with the exemption provided by Rule 163 and otherwise complied with the requirements of Rule 163, including without limitation the legending requirement, to qualify such offer for the exemption from Section 5(c) of the 1933 Act provided by Rule 163.
As of the Applicable Time with respect to the offering of any applicable issue of Notes, the Issuer Free Writing Prospectus(es) (as defined below) and the Statutory Prospectus, relating to the offering of the Notes, all considered together (collectively, the “General Disclosure Package”) will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
As used in this subsection and elsewhere in this Agreement:
“Applicable Time” means 2:30 p.m. (Eastern time) on each date of acceptance by the Company of an offer for the purchase of Notes or such other time as agreed by the Company and the applicable Agent(s) with respect to a sale of Notes.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the 1933 Act, relating to any issue of Notes in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s or the Guarantor’s records pursuant to Rule 433(g).
Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Notes or until any earlier date that the Company or the Guarantor notified or notifies the Agents as described in Section 3(b), will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified.
The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus (x) contained in that part of the Registration Statement which shall constitute the Statement of Eligibility on Form T-1 under the 1939 Act of the Trustee and (y) made in reliance upon and in conformity with information furnished to the Company in writing by the Agents expressly for use therein.
     (c) Neither the Company nor the Guarantor nor any of their respective subsidiaries is in violation of its corporate charter or bylaws or in default under any agreement, indenture or instrument to which the Company, the Guarantor or any of their respective subsidiaries is a party, the effect of which violation or default would be material to the Company or the Guarantor and the Company’s other subsidiaries considered as a whole; the execution, delivery and performance of this Agreement and the Indenture and consummation of the transactions contemplated hereunder and thereunder will not conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company, the Guarantor or any of their respective subsidiaries pursuant to the terms of, or constitute a default under, any agreement, indenture or instrument, or result in a violation of the charter or by-laws of the Company or the Guarantor or any order, rule or regulation of any court or governmental agency having jurisdiction over the Company, the Guarantor or any of their respective subsidiaries; and except as required by the 1933 Act, the 1939 Act, the 1934 Act and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement and the Indenture.
     (d) Except as set forth in the Registration Statement, the General Disclosure Package or the Prospectus, there has not been any material adverse change in, or any adverse development which materially affects, the business, properties, financial condition or results of operations of the Company, the Guarantor and the Company’s other subsidiaries considered as a whole since the dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus.

     (e) Grant Thornton LLP, whose reports have been included in the Registration Statement and incorporated by reference or included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, which are incorporated by reference in the Prospectus, was, during the audit engagement period with respect to such financial statements, an independent registered public accounting firm with respect to the Company as required by the 1933 Act and the 1933 Act Regulations. KPMG LLP, whose reports have been incorporated by reference in the Registration Statement, are independent registered public accountants as required by the 1933 Act and the 1933 Act Regulations.
     (f) (i) The Indenture has been duly authorized, executed and delivered by the Company and the Guarantor and constitutes the legally binding obligation of the Company and the Guarantor, respectively, enforceable in accordance with its terms subject to bankruptcy, insolvency, reorganization, fraudulent transfer, fraudulent conveyance, moratorium or other laws affecting creditors’ rights generally and general principles of equity, (ii) on any Settlement Date, the Notes will have been duly authorized and, upon payment therefor as provided in this Agreement, will constitute legally binding obligations of the Company enforceable in accordance with their terms subject to bankruptcy, insolvency, reorganization, fraudulent transfer, fraudulent conveyance, moratorium or other laws affecting creditors’ rights generally and general principles of equity and the holders of the Notes will be entitled to the benefits of the Indenture, (iii) on any Settlement Date (as defined in Section 5 hereunder), the Guarantees will have been duly authorized and, upon delivery of the related Notes, will constitute legally binding obligations of the Guarantor enforceable in accordance with their terms subject to bankruptcy, insolvency, reorganization, fraudulent transfer, fraudulent conveyance, moratorium or other laws affecting creditors’ rights generally and general principles of equity and the holders of the Notes upon which the Guarantees are endorsed will be entitled to the benefits of the Indenture, and (iv) the Indenture conforms, and the Notes and related Guarantees will conform, in each case in all material respects, to the descriptions thereof contained in the Prospectus.
     (g) Each of the Company, the Guarantor and any Significant Subsidiary of the Company or the Guarantor, as defined in Rule 1-02 of Regulation S-X of the 1934 Act (individually, a “Subsidiary” and collectively, the “Subsidiaries”), has been duly incorporated, is validly existing and in good standing under the laws of the jurisdiction in which it is chartered or organized, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership of property or the conduct of its business requires such qualification (except where the failure to be so qualified would not have a material adverse effect on the business operations or financial condition of the Company, the Guarantor and the Company’s other subsidiaries taken as a whole), and has power and authority necessary to own or hold its property and to conduct the business in which it is engaged.
     (h) All of the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and all outstanding shares of capital stock of the Subsidiaries are owned by the Company or the

Guarantor, directly or through subsidiaries, free and clear of any perfected security interest, other security interests, claims, liens or encumbrances.
     (i) Except as set forth in the Registration Statement, the General Disclosure Package or the Prospectus, there is no material litigation or governmental proceeding pending or, to the knowledge of the Company or the Guarantor, threatened against the Company, the Guarantor or any of their respective subsidiaries which is reasonably likely to result in any material adverse change in the financial condition, results of operations, business or prospects of the Company, the Guarantor and the Company’s other subsidiaries considered as a whole or which is required to be disclosed in the Registration Statement.
     (j) The financial statements included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes thereto, present fairly, or (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will present fairly, at all times during the effectiveness of this Agreement, the financial condition and results of operations of the Company, at the dates and for the periods indicated, and have been, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will be at all times during the effectiveness of this Agreement, prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as otherwise required pursuant to such generally accepted accounting principles; the summarized financial information of the Guarantor included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus presents fairly the information required to be stated therein; all disclosures contained in the Registration Statement, the General Disclosure Package or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the 1933 Act Regulations of the Commission) comply with Regulation G under the 1934 Act and Item 10 of Regulation S-K of the 1933 Act Regulations, to the extent applicable.
     (k) The documents incorporated by reference into the General Disclosure Package and the Prospectus have been, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will be at all times during the effectiveness of this Agreement, prepared in all material respects in conformity with the applicable requirements of the 1933 Act and the 1933 Act Regulations and the 1934 Act and the rules and regulations of the Commission thereunder and such documents have been, or (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will be at all times during the effectiveness of this Agreement hereof, timely filed as required thereby; and when read together with the other information in the Prospectus, at the time the Registration Statement (including any Rule 462(b) Registration Statement) became effective, at each deemed effective date with respect to the Agents pursuant to Rule 430B(f)(2) of the 1933 Act Regulations and at the date hereof did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     (l) There are no contracts or other documents which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations, or which were required to be filed as exhibits to any document incorporated by reference in the Prospectus by the 1934 Act or the rules and regulations of the Commission thereunder, which have not been filed as exhibits to the Registration Statement or to such document or incorporated therein by reference as permitted by the 1933 Act Regulations or the rules and regulations of the Commission under the 1934 Act as required.
     (m) The Company, the Guarantor and each other subsidiary of the Company have complied, and will comply, with the provisions of Florida H.B. 1771, codified as Section 517.075 of the Florida Statutes, 1987, as amended, and all regulations promulgated thereunder relating to issuers doing business in Cuba.
     (n) The Company has established and maintains “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and 15d-15 under the 1934 Act) that (i) are designed to ensure that material information relating to the Company, the Guarantor, and its other consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, particularly during the periods in which the filings made by the Company with the Commission which it may make under Section 13(a), 13(c) or 15(d) of the 1934 Act are being prepared, (ii) have been evaluated for effectiveness as of the end of the Company’s most recent fiscal year and (iii) are effective to perform the functions for which they were established.
     (o) The Company has established and maintains “internal control over financial reporting” (as such term is defined in Rule 13a-15 and 15d-15 under the 1934 Act) that (i) provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and (ii) have been evaluated by the management of the Company (including the Company’s Chief Executive Officer and Chief Financial Officer) for effectiveness as of the end of the Company’s most recent fiscal year. In addition, not later than the date of the filing with the Commission of the Company’s (or if filed, Guarantor’s) most recent Annual Report on Form 10-K, each of the accountants and the audit committee of the board of directors of the Company had been advised of (x) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (y) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.

     (p) Neither the Company, the Guarantor nor any of their subsidiaries is, or upon the issuance and sale of the Notes as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will be, an “investment company” or an entity “controlled” by an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.
     (q) There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.
     (r) Each of the Company and the Guarantor acknowledges and agrees that (i) any purchase and sale of Notes pursuant to this Agreement, including the determination of the public offering price of the Notes and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Guarantor, on the one hand, and the Agent(s), on the other hand, (ii) in connection with any offering contemplated hereby and the process leading to each such transaction each Agent is and has been acting solely as a principal and is not the agent or fiduciary of the Company, the Guarantor or their stockholders, creditors, employees or any other party, (iii) no Agent has assumed or will assume an advisory or fiduciary responsibility in favor of the Company or the Guarantor with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Agent has advised or is currently advising the Company and/or the Guarantor on other matters) and no Agent has any obligation to the Company or the Guarantor with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (iv) the Agent(s) and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (v) the Agent(s) have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.
     2. Appointment of Agents; Solicitations by the Agents of Offers to Purchase; Sales of Notes to a Purchaser. (a) Subject to the terms and conditions set forth herein, and to the reservation by the Company of the right to sell, solicit, and accept offers to purchase Notes directly on its own behalf, the Company hereby authorizes each Agent to act as its agent to solicit offers for the purchase of all or part of the Notes from the Company.
     On the basis of the representations and warranties, and subject to the terms and conditions set forth herein, each of the Agents agrees, as agent of the Company, to use its reasonable best efforts to solicit offers to purchase the Notes from the Company upon the terms and conditions set forth herein and in the Statutory Prospectus as amended or supplemented and in the Procedures.
     The Company reserves the right, in its sole discretion, to instruct the Agents or any one or more of the Agents from time to time to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Notes. Upon receipt of instructions from the Company, such Agents will forthwith suspend solicitation of offers to purchase Notes from the Company until such time as the Company has advised them that such solicitation may be resumed.
     Unless otherwise agreed between the Company and such Agent, the Company agrees to pay each Agent a commission in U.S. dollars, at the time of settlement of each sale of Notes by the Company as a result of a solicitation made by such Agent, in an amount equal to that percentage specified in Schedule I hereto (or, with respect to Notes in which the stated maturity is in excess of 30 years, such percentage as shall be agreed upon by the Company and the related Agent at such time) of the aggregate principal amount of the Notes sold by the Company as a result of solicitations by such Agent and such commission shall be payable as specified in the Procedures.
     Subject to the provisions of this Section and to the Procedures, offers for the purchase of Notes may be solicited by each Agent as agent for the Company at such time and in such amounts as such Agent deems advisable; provided, however, that so long as this Agreement shall be in effect, the Company shall not solicit offers to purchase Notes through any agents other than the Agents.
     Notwithstanding anything to the contrary contained herein, the Company may authorize any other person or entity (an “Additional Agent”) to act as its agent to solicit offers for the purchase of all or part of the Notes of the Company and/or accept offers to purchase Notes from any such Additional Agent, provided that any such Additional Agent shall have entered into an agreement with the Company upon the same terms and conditions as set forth in this Agreement.
          (b) Subject to the terms and conditions stated herein, the Company agrees that, whenever the Company determines to sell Notes directly to any Agent as principal for resale to others, it will enter into a separate agreement relating to such sale in accordance with the provisions of this Section 2(b). For the purposes of this Agreement, the term “Purchaser” shall refer to each of you acting solely as principal hereunder and not as agent. For the purposes of Section 3 and Section 5 of this Agreement, the term “agent” shall refer to each of you acting solely in the capacity as agent for the Company hereunder and not as principal. The term “Agent” or “you” shall refer to each of you acting in both such capacities or in either such capacity.
     Each sale of Notes to a Purchaser shall be made in accordance with the terms of this Agreement and the Procedures and a supplemental agreement which will provide for the sale of such Notes to, and the purchase and reoffering thereof by, a Purchaser. Each such supplemental agreement (which may be an oral agreement and confirmed in writing between a Purchaser and the Company) is herein referred to as a “Terms Agreement”. Each such Terms Agreement, whether oral (and confirmed in writing, which may be by facsimile transmission) or in writing, shall be with respect to such information (as applicable) as is specified in Exhibit B hereto. A Purchaser’s commitment to purchase Notes shall be deemed to have been made on the basis of the representations and warranties of the Company and the Guarantor herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall describe the Notes to be purchased by the Purchaser pursuant thereto, specify the principal amount of such

Notes, the price to be paid to the Company for such Notes, the currency or currency unit in which such Notes shall be denominated and be payable, whether the Notes will be issued in certificated or book-entry form, whether interest shall be payable at a fixed or floating rate, the date and time of delivery of payment for such Notes (the “Purchase Date”), the place of delivery of the Notes and payment therefor, the method of payment and any requirements for the delivery of the opinions of counsel, the certificates from the Company, the Guarantor or their officers, or the letter from Grant Thornton LLP and/or KPMG LLP, as applicable, pursuant to Section 6(b). Such Terms Agreement shall also specify the period of time, if applicable, referred to in Section 4(l). In connection with the resale of any Notes purchased by a Purchaser, such Purchaser may engage the services of any other broker or dealer in connection with such resale and may allow all or any portion of the discount received to such brokers and dealers.
     Delivery of the certificates for Notes sold to a Purchaser pursuant to any Terms Agreement shall be made as agreed to between the Company and the Purchaser as set forth in the respective Terms Agreement, not later than the Purchase Date set forth in such Terms Agreement, against payment of funds to the Company in the net amount due to the Company for such Notes by the method and in the form set forth in the respective Terms Agreement.
          (c) So long as Countrywide Securities Corporation is an Agent under the Selling Agency Agreement each Agent agrees that it will comply with the applicable provisions of Conduct Rule 2720(l) of the Conduct Rules of the National Association of Securities Dealers, Inc.
     3. Offering Procedure. (a) Unless otherwise agreed between the Company and each agent, each agent shall communicate to the Company, orally or in writing, each offer to purchase Notes received by such agent (unless such offer is rejected by such agent in accordance herewith) on terms previously communicated by the Company to such agent, and unless otherwise agreed between the Company and each agent, the Company shall have the sole right to accept such offers to purchase Notes and may refuse any proposed purchase of Notes in whole or in part for any reason.
          (b) Unless otherwise agreed between the Company and each agent, each agent shall have the right, in its discretion reasonably exercised, to reject any proposed purchase of Notes, as a whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein. Each agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by them in the Procedures.
     4. Agreements. The Company and the Guarantor, jointly and severally, agree with each Agent that:
     (a) The Company and the Guarantor will file each Statutory Prospectus pursuant to and in accordance with Rule 424(b) within the time period prescribed therein. Prior to the termination of the offering of any issue of Notes, the Company and the Guarantor will not file any amendment of the Registration Statement or supplement to the Prospectus or Statutory Prospectus (except for a supplement relating to an offering of securities other than the Notes and related Guarantees) unless the Company or the

Guarantor has furnished to the related Agent(s) a copy for their review prior to filing and will not file any such proposed amendment or supplement to which such Agent(s) may reasonably object. Subject to the foregoing sentence, the Company and the Guarantor will cause each supplement to the Prospectus or Statutory Prospectus to be filed (or mailed for filing) with the Commission as required pursuant to Rule 424 of the 1933 Act Regulations (without reliance on Rule 424(b)(8)). The Company and the Guarantor will promptly advise such Agent(s) (i) when each supplement to the Prospectus or Statutory Prospectus shall have been filed (or mailed for filing) with the Commission pursuant to Rule 424 of the 1933 Act Regulations (the filing of any such supplement on EDGAR shall be deemed notice by the Company and the Guarantor to the Agents), (ii) when any amendment of the Registration Statement shall have become effective (for so long as the Registration Statement is an “automatic shelf registration statement” within the meaning of Rule 405, the filing of any such amendment on EDGAR shall be deemed notice of effectiveness by the Company and the Guarantor to the Agents), (iii) of any request by the Commission for any amendment of the Registration Statement or amendment of or supplement to the Prospectus or Statutory Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose or of any examination pursuant to Section 8(e) of the 1933 Act with respect to the Registration Statement, (v) if the Company or the Guarantor becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Notes and (vi) of the receipt by the Company or the Guarantor of any notification with respect to the suspension of the qualification of the Notes and related Guarantees for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company and the Guarantor will use their best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof. The Company and the Guarantor shall pay the required Commission filing fees relating to the Notes within the time required by Rule 456(b)(1)(i) of the 1933 Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the 1933 Act Regulations (including, if applicable, by updating the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) of the 1933 Act Regulations either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b)).
     (b) The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405, that initially became effective within three years of the date hereof. If immediately prior to the third anniversary (the “Renewal Deadline”) of the initial effective date of the automatic shelf registration statement relating to the Notes, any of the Notes remain unsold by the Agent(s), the Company and the Guarantor will, prior to the Renewal Deadline, file, if they have not already done so and are eligible to do so, a new automatic shelf registration statement relating to the Notes, in a form satisfactory to the Agents. If the Company and the Guarantor are no longer eligible to file an automatic shelf registration statement, the Company and the Guarantor will, prior to the Renewal Deadline, if it has not already done so, file a new shelf registration statement relating to the Notes, in a form satisfactory to the Agents, and will use their best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Deadline. The Company and the Guarantor will take all other action necessary or appropriate to permit the public offering and sale of the Notes to continue as contemplated in the expired registration statement relating to the Notes. References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be.
     (c) If, at any time when a prospectus relating to the Notes and related Guarantees is required to be (or, but for the exemption in Rule 172 of the 1933 Act Regulations, would be required to be) delivered under the 1933 Act, any event occurs as a result of which the Registration Statement, the General Disclosure Package or the Prospectus, as then supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, any facts or events arise which, individually or in the aggregate, would represent a fundamental change in the information set forth in the Registration Statement, the General Disclosure Package or the Prospectus, or if it shall be necessary to amend the Registration Statement, file a new registration statement or to supplement the Prospectus to comply with the 1933 Act or the 1934 Act or the respective rules and regulations thereunder, the Company and the Guarantor promptly will (i) notify such Agent to suspend the solicitation of offers to purchase Notes (and, if so notified, such Agent shall forthwith suspend such solicitation and cease using the Prospectus as then amended or supplemented), (ii) prepare and file with the Commission, subject to the first sentence of paragraph (a) of this Section 4, an amendment or supplement or new registration statement which will correct such statement or omission or an amendment or supplement which will effect such compliance and (iii) will supply any such amended or supplemented Prospectus or new registration statement to such Agent in such quantities as such Agent may reasonably request. If such amendment or supplement, and any documents, certificates and opinions furnished to such Agent pursuant to paragraph (i) of this Section 4 in connection with the preparation or filing of such amendment or supplement are reasonably satisfactory in all respects to such Agent, such Agent will, upon the filing of such amendment or supplement with the Commission and upon the effectiveness of an amendment to the Registration Statement (or new registration statement) if such an amendment is required, resume such Agent’s obligation to solicit offers to purchase Notes hereunder. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information then contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, (i) the Company or the Guarantor will promptly notify the applicable Agent(s) and (ii) the Company and the Guarantor will promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.
     (d) (i) With respect to any issue of Notes, the Company and the Guarantor, jointly and severally, represent and agree that, unless they obtain the prior written consent of the related Agent(s), and each such Agent, severally and not jointly, represents and agrees that, unless it obtains the prior written consent of the Company and the Guarantor, it will not make any offer relating to the Notes that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, that is required to be filed with the Commission. Any such free writing prospectus consented to by the Company, the Guarantor or such Agent(s) is hereinafter referred to as a “Permitted Free Writing Prospectus.” Each of the Company and the Guarantor represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping.
     (e) The Company and the Guarantor will prepare a final term sheet relating to the final terms of the Notes, in the form attached hereto as Exhibit C, and will file such final term sheet within the period required by Rule 433(d)(5)(ii). Any such final term sheet is an Issuer Free Writing Prospectus and a Permitted Free Writing Prospectus for purposes of this Agreement. In addition to the foregoing, the Agent may, without consent of the Company and the Guarantor, use a free writing prospectus that contains only (a) (i) information describing the preliminary terms of the Notes or their offering or (ii) information that describes the final terms of the Notes or their offering and that is included in the final term sheet of the Company and the Guarantor contemplated in the first sentence of this subsection or (b) other information that is not “issuer information,” as defined in Rule 433.
     (f) The Company will make generally available to the security holders of the Company and to such Agent as soon as practicable, but in any event not later than 16 months after the date hereof, an earnings statement covering a period of at least 12 months beginning after the effective date of the Registration Statement and otherwise satisfying the provisions of Section 11(a) of the 1933 Act and Rule 158 of the 1933 Act Regulations.
     (g) The Company and the Guarantor will furnish to such Agent and to its counsel, without charge, copies of the Registration Statement (including exhibits thereto) and each amendment thereto which shall become effective and, so long as delivery of a prospectus may be required by the 1933 Act, as many copies of any preliminary prospectus, any Issuer Free Writing Prospectus and the Prospectus and any amendments thereof and supplements thereto as such Agent may reasonably request.
     (h) The Company and the Guarantor will arrange for the qualification of the Notes and related Guarantees for sale under the laws of such jurisdictions as such Agent may designate, will maintain such qualifications in effect so long as required for the distribution of the Notes and related Guarantees, and will arrange for the determination of the legality of the Notes and related Guarantees for purchase by institutional investors.

     (i) The Company and the Guarantor shall furnish to such Agent and counsel for such Agent, such documents, certificates of officers and opinions of counsel relating to their respective businesses, operations and affairs, the Registration Statement, any preliminary prospectus, any Issuer Free Writing Prospectus, the Prospectus, and any amendments or supplements thereto, the Indenture, the Notes, the Guarantees, this Agreement, the Procedures and the performance by the Company and the Guarantor of their respective obligations hereunder and thereunder as such Agent may from time to time and at any time prior to the termination of this Agreement reasonably request.
     (j) The Company and the Guarantor shall, whether or not any sale of the Notes is consummated, (i) pay all expenses incident to the performance of their obligations under this Agreement, including the fees and disbursements of its accountants and counsel, the cost of printing (or otherwise producing) and delivery (including any electronic delivery) of the Registration Statement, the Prospectus, any preliminary prospectus, any Issuer Free Writing Prospectus, all amendments thereof and supplements thereto, the Indenture, this Agreement and all other documents relating to the offering, the cost of preparing, printing, packaging and delivering the Notes and related Guarantees, the fees and disbursements, including fees of counsel, incurred in connection with the qualification of the Notes and related Guarantees for sale and determination of eligibility for investment of the Notes and related Guarantees under the securities or blue sky laws of each such jurisdiction as such Agent may reasonably designate, the fees and disbursements of the Trustee, the Calculation Agent (as such term is used in the Prospectus, as supplemented, relating to the Notes and related Guarantees), the fees of any agency that rates the Notes and the costs and expenses (including, without limitation, any damages or other amounts payable in connection with legal or contractual liability) associated with the reformation of any contract for sale of the Notes made by the Agent(s) caused by a breach of the representation contained in the third paragraph of Section 1(b) hereof, (ii) reimburse such Agent on a monthly basis for all out-of-pocket expenses (including without limitation advertising expenses) incurred by such Agent and approved by the Company or the Guarantor in advance, in connection with the offering and the sale of the Notes and related Guarantees, and (iii) be responsible for the reasonable fees and disbursements of Sidley Austin llp Agents’ counsel, incurred in connection with the establishment of the program establishing the series of Notes and related Guarantees.
     (k) Each acceptance by the Company of an offer to purchase Notes and each delivery of Notes by the Company will be deemed to be a reconfirmation to you, as of the date of such acceptance or delivery, of the representations and warranties of the Company and the Guarantor in Section 1(b).
     (l) Each time that the Registration Statement or the Statutory Prospectus is amended or supplemented (other than by an amendment or supplement (i) relating to an offering of securities other than the Notes and related Guarantees or (ii) providing solely for the specification of the terms of the Notes (excluding (a) any change in the formula by which interest rates on the Notes may be determined and (b) any information relating to Specified Currencies other than U.S. dollars)) or there is filed with the Commission any document incorporated by reference into the Statutory Prospectus, the Company and the

Guarantor will each deliver or cause to be delivered forthwith to such Agent a certificate of its President, any Managing Director or any Vice President and its principal financial or accounting officer or the Treasurer, dated the date of the effectiveness of such amendment or the date of filing of such supplement, in form reasonably satisfactory to such Agent, to the effect that the statements contained in the certificate that was last furnished to such Agent pursuant to either Section 5(e) or this Section 4(l) are true and correct at the time of the effectiveness of such amendment or the filing of such supplement as though made at and as of such time (except that (i) the last day of the fiscal quarter for which financial statements of the Company were last filed with the Commission shall be substituted for the corresponding date in such certificate and (ii) such statements shall be deemed to relate to the Registration Statement and the Statutory Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 5(e), but modified to relate to the last day of the fiscal quarter for which financial statements of the Company were last filed with the Commission and to the Registration Statement and the Statutory Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement.
     (m) Each time that the Registration Statement or the Statutory Prospectus is amended or supplemented (other than by an amendment or supplement (i) relating to an offering of securities other than the Notes and related Guarantees, (ii) providing solely for the specification of the terms of the Notes (excluding (a) any change in the formula by which interest rates on the Notes may be determined and (b) any information relating to Specified Currencies other than U.S. dollars) or (iii) setting forth or incorporating by reference financial statements or other financial information as of and for a fiscal quarter, unless, in the case of clause (iii) above, in such Agent’s reasonable judgment, such financial statements or other financial information are of such a nature that an opinion of counsel should be furnished) or there is filed with the Commission any document incorporated by reference into the Statutory Prospectus, the Company and the Guarantor shall furnish or cause to be furnished forthwith to such Agent the written opinion of the General Counsel of the Company and the Guarantor, or such other counsel satisfactory to such Agent, dated the date of the effectiveness of such amendment or the date of filing of such supplement, in form satisfactory to such Agent, covering all of the matters referred to in the opinions set forth in Sections 5(b) and 5(c) but modified to relate to the Registration Statement and the Statutory Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement or, in lieu of such opinion, counsel last furnishing such an opinion to such Agent may furnish a letter to the effect that such Agent may rely on such last opinion to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion will be deemed to relate to the Registration Statement and the Statutory Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement); provided, however, that, upon a reasonable request from such Agent, the Company and the Guarantor shall cause to be furnished forthwith to such Agent the written opinion of Munger, Tolles & Olson LLP, counsel to the Company and the Guarantor, dated the date of the effectiveness of such amendment or the date of filing of such supplement, in form satisfactory to such Agent, of the same tenor as the opinions referred to in Section 5(b) but modified to relate to the Registration Statement and the Statutory Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement.
     (n) Each time that the Registration Statement or the Statutory Prospectus is amended or supplemented to set forth amended or supplemental financial information or such amended or supplemental information is incorporated by reference in the Registration Statement or the Statutory Prospectus, the Company and the Guarantor shall cause Grant Thornton LLP and/or KPMG LLP, as applicable, their independent public accountants, forthwith to furnish to such Agent a letter, dated the date of the effectiveness of such amendment or the date of filing of such supplement, in form satisfactory to such Agent, of the same tenor as the letter referred to in Section 5(f) with such changes as may be necessary to reflect the amended and supplemental financial information included or incorporated by reference in the Registration Statement and the Statutory Prospectus, as amended or supplemented to the date of such letter, provided that if the Registration Statement or the Statutory Prospectus is amended or supplemented solely to include or incorporate by reference financial information as of and for a fiscal quarter, Grant Thornton LLP and/or KPMG LLP, as applicable, may limit the scope of such letter, which shall be satisfactory in form to such Agent, to the unaudited financial statements included in such amendment or supplement, unless any other information included or incorporated by reference therein of an accounting, financial or statistical nature is of such a nature that, in such Agent’s reasonable judgment, such letter should cover such other information.
     (o) During the period, if any, specified in any Terms Agreement, the Company and the Guarantor shall not, without the prior consent of the Purchaser, issue or announce the proposed issuance of any debt securities of the Company or the Guarantor in a public offering or register any debt securities of the Company or the Guarantor under the 1933 Act in connection with any secondary distribution of such debt securities.
     5. Conditions to the Obligations of the Agents. The obligations of any agent to solicit offers to purchase the Notes shall be subject to the accuracy of the representations and warranties on the part of the Company and the Guarantor contained herein as of the date hereof, as of the date of the effectiveness of any amendment to the Registration Statement (including the filing of any document incorporated by reference therein), as of the date of any supplement to the Prospectus, as of the Applicable Time and as of the date of each delivery of Notes (whether to such Agent as principal or through such Agent as agent) (the date of each such delivery to such Agent as principal is referred to herein as the “Settlement Date”) (each of the times referred to above shall be a “Representation Date”), to the accuracy of the statements of the Company and the Guarantor made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Guarantor of their respective obligations hereunder and to the following additional conditions:

     (a) No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued, and no proceedings for that purpose shall have been instituted or threatened.
     (b) The Company and the Guarantor shall have furnished to the agents the opinion or opinions of Munger, Tolles & Olson LLP, counsel to the Company and the Guarantor, dated the date hereof, substantially as set forth below, with such additional qualifications and exceptions as shall be acceptable to the agents and their counsel:
     (i) Each of the Company and the Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation and has the corporate power and authority to own its properties and to conduct its business as described in the Statutory Prospectus.
     (ii) The Company and the Guarantor have the corporate power and authority to enter into this Agreement and the Terms Agreement (if applicable), and this Agreement and the Terms Agreement (if applicable) have been duly and validly authorized, executed and delivered by the Company and the Guarantor, respectively.
     (iii) The form and general terms of the Notes have been duly and validly authorized and established in conformity with the provisions of the Indenture by all necessary corporate action by the Company, and when the particular terms of the Notes have been duly established in accordance with the provisions of the Indenture, the Procedures and the resolutions of the Board of Directors of the Company and such Notes have been duly executed, authenticated and delivered against payment therefor in accordance with the provisions of the Indenture, the Procedures and this Agreement, will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and the terms of the Indenture, and the holders of the Notes will be entitled to the benefits of the Indenture; and the Indenture has been duly authorized, executed and delivered by each of the Company and Guarantor, has been qualified under the 1939 Act, and constitutes a legal, valid and binding obligation enforceable against each of the Company and the Guarantor in accordance with its terms.
     (iv) The Guarantees, in the forms certified to by an authorized officer of the Guarantor, have been duly and validly authorized by all necessary corporate action by the Guarantor and, upon due issuance, authentication and delivery of the related Notes and due endorsement of the Guarantees, the Guarantees will have been duly executed, issued and delivered and will constitute the legal, valid and binding obligations of the Guarantor enforceable against the Guarantor in accordance with their terms and the terms of the Indenture, and the holders of the Notes upon which the Guarantees are endorsed will be entitled to the benefits of the Indenture.

     (v) The Registration Statement has become effective under the 1933 Act; any required filing of the Statutory Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); any required filing of any Issuer Free-Writing Prospectus pursuant to Rule 433(b) has been made in the manner and within the time period required by Rule 433(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement, the Statutory Prospectus and each Issuer Free-Writing Prospectus (other than (i) the financial statements and other financial and statistical information contained therein and (ii) the Statement of Eligibility on Form T-1 filed as an exhibit thereto, as to which such counsel need express no opinion), as of their respective effective or issue dates, as the case may be, appear on their face to be responsive as to form in all material respects with the applicable requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the 1939 Act Regulations of the Commission thereunder.
     (vi) No consent, approval, authorization or order of any United States federal or New York, California or (with respect to matters arising under the Delaware General Corporation Law) Delaware court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement or the Indenture, except such as have been obtained under the 1933 Act and such as may be required under the securities and blue sky laws, rules or regulations of any jurisdiction in connection with the purchase and distribution of the Notes and related Guarantees by the agents and such other approvals as have been obtained.
     (vii) Neither the issue and sale of the Notes (in the forms certified to by an authorized officer of the Company), the compliance by the Company and the Guarantor with all the provisions of this Agreement, the Indenture, the Notes or the Guarantees (in the form certified to by an authorized officer of the Guarantor), the consummation of the transactions herein or therein contemplated nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach of, or constitute a default under the charter or bylaws of the Company or the Guarantor or the terms of any indenture or other agreement or instrument filed with the Commission and to which the Company or the Guarantor or any of the Company’s other subsidiaries is a party or bound, or any order, decree, judgment or regulation (other than any federal or state securities or blue sky laws, rules or regulations) known to such counsel to be applicable to the Company or the Guarantor or any of the Company’s other subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or the Guarantor or any of the Company’s other subsidiaries.
     (viii) To the best knowledge of such counsel, no holders of securities of the Company or the Guarantor have rights to the registration of such securities under the Registration Statement.

     (ix) Such counsel confirms (i) that the statements in the Statutory Prospectus under the caption “Material Federal Income Tax Consequences”, insofar as such statements constitute a summary of the legal matters referred to therein, fairly present the information disclosed therein in all material respects, (ii) the conformity in all material respects of the Notes (in the forms certified to by an authorized officer of the Company) to the statements relating thereto in the Statutory Prospectus, and (iii) the conformity in all material respects of the Indenture and the Guarantees to the statements relating thereto in the Statutory Prospectus under the captions “Description of Notes” and “Description of Debt Securities and Related Guarantees.”
     Such counsel shall also state that, in the course of their engagement to represent or advise the Company and the Guarantor professionally, they have not become aware of any pending legal proceeding before any court or administrative agency or authority or any arbitration tribunal, nor have they devoted substantive attention in the form of legal representation as to any current overtly threatened litigation against or directly affecting the Company or its subsidiaries or the Guarantor or its subsidiaries, in each case that is required to be described in the Registration Statement or the Statutory Prospectus and is not so described. In making the foregoing statement, they shall endeavor, to the extent they believe necessary, to determine from lawyers currently in their firm who have performed substantive legal services for the Company or the Guarantor, whether such services involved substantive attention in the form of legal representation concerning pending legal proceedings or overtly threatened litigation of the nature referred to above. Beyond that, they need not make any review, search or investigation of public files or records or files or records of the Company or the Guarantor, or of their respective transactions, or any other investigation or inquiry with respect to the foregoing statement.
     Such counsel shall also state that in the course of the preparation by the Company and the Guarantor of the Registration Statement or the Statutory Prospectus (other than the Incorporated Documents (as defined below)), such counsel attended conferences with certain of the officers of, and the independent public accountants for, the Company and the Guarantor, at which the Registration Statement or the Statutory Prospectus were discussed. Given the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process, such counsel need not pass upon and need not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Statutory Prospectus including the documents incorporated by reference in the Registration Statement or the Statutory Prospectus (the “Incorporated Documents”), except as specifically described in the opinion set forth in paragraph (ix) above. Subject to the foregoing and on the basis of the information such counsel gained in the performance of the services referred to above, including information obtained from officers and other representatives of the Company and Guarantor, such counsel shall state that no facts have come to such counsel’s attention that causes such counsel to believe that (A) the Registration Statement, at the later of the time it became effective (or its deemed effective date) or the filing of the Annual Report on Form 10-K contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) the Statutory Prospectus, as of the date hereof, included or includes, as the case may be, any untrue statement of material fact or omitted or omits, as the case may be, to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel need not express a view or belief with respect to (i) the financial statements, the related notes and schedules thereto or other financial and statistical data included or incorporated by reference in the Registration Statement and the Statutory Prospectus or (ii) any part of the Registration Statement which shall constitute a Statement of Eligibility on Form T-1 under the 1939 Act.
     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of California, the State of Delaware (but only with respect to the Delaware General Corporation Law) or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the agents, (B) as the matters involving the application of laws of the State of New York, to the extent specified in such opinion, upon the opinion of Sidley Austin llp being delivered to the agents as of the date thereof and (C) as to matters of fact, to the extent they deem proper, on certificates and oral or written statements and other information of or from public officials and officers and representatives of the Company, the Guarantor, their respective subsidiaries and others.
     In rendering the opinions set forth in paragraphs (iii) and (iv), such counsel may state that such opinions are subject to the following: (i) bankruptcy, insolvency, reorganization, fraudulent transfer, fraudulent conveyance, moratorium or other laws now or hereafter in effect affecting creditors’ rights generally; and (ii) general principles of equity (including, without limitation, standards of materiality, good faith, fair dealing and reasonableness) whether such principles are considered in a proceeding in equity or at law.
     In rendering the opinions set forth above, such counsel need not express an opinion as to the legality, validity, binding effect or enforceability of any provision of the Notes, the Indenture or the Guarantees providing for payments thereunder in a currency other than currency of the United States of America to the extent that a court of competent jurisdiction will under applicable law convert any judgment rendered in such other currency into currency of the United States of America or to the extent that payment in a currency other than currency of the United States of America is contrary to applicable law.
     In rendering the opinions set forth above, such counsel may state that it has assumed, with the permission of the agents, that the amount of Notes to be issued from time to time will not violate any provision in any such agreement referred to in paragraph (vii) which imposes limits on the amount of debt of the Company, the Guarantor or any of the Company’s other subsidiaries which may be outstanding at any one time (whether directly or indirectly, through satisfaction of financial ratios or otherwise).

     (c) The Company and the Guarantor shall have furnished to the agents the opinion or opinions of the Chief Legal Officer or a General Counsel of the Company and the Guarantor, dated the date hereof, substantially as set forth below, with such additional qualifications and exceptions as shall be acceptable to the agents and their counsel:
     (i) Each Subsidiary, if any, is a corporation, duly incorporated, validly existing and in good standing under the laws of the state of its incorporation, with the corporate power and authority to own its properties and to conduct its business as described in the Statutory Prospectus.
     (ii) Each of the Company, the Guarantor and the Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business other than jurisdictions in which the failure to so qualify, when considered in the aggregate and not individually, would not have a material adverse effect on the Company, the Guarantor and the Company’s other subsidiaries considered as one enterprise.
     (iii) All the outstanding shares of capital stock of the Company and each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Statutory Prospectus, all outstanding shares of capital stock of the Guarantor and the Company’s other Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances.
     (iv) The outstanding shares of common stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable.
     (v) Neither the issue and sale of the Notes, the compliance by the Company and the Guarantor with all the provisions of this Agreement, the Indenture, the Notes or the Guarantees, the consummation of any other of the transactions herein or therein contemplated nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach of, or constitute a default under the charter or by-laws of the Company or the Guarantor or, to the knowledge of such counsel, the terms of any indenture or other agreement or instrument to which the Company, the Guarantor or any of the Company’s other subsidiaries is a party or bound, or any order, decree, law, judgment, rule or regulation known to such counsel to be applicable to the Company, the Guarantor or any of the Company’s other subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company, the Guarantor or any of the Company’s other subsidiaries.
     (vi) The Incorporated Documents (except for the financial statements and other financial or statistical data, as to which no opinion need be expressed),

as of the dates they were filed with the Commission, complied as to form in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations and the 1934 Act and the rules and regulations of the Commission thereunder.
     (vii) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement or the Indenture, except such as have been obtained under the 1933 Act and such as may be required under the securities and blue sky laws, rules and regulations of any jurisdiction in connection with the purchase and distribution of the Notes and related Guarantees by the agents and such other approvals as have been obtained.
     In rendering the opinions set forth above, such counsel may state that it has assumed, with the permission of the agents, that the amount of Notes to be issued from time to time will not violate any provision in any such agreement referred to in paragraph (v) which imposes limits on the amount of debt of the Company, the Guarantor or any of the Company’s other subsidiaries which may be outstanding at any one time (whether directly or indirectly, through satisfaction of financial ratios or otherwise).
     (d) Such agent shall have received from Sidley Austin llp, counsel for the agents, such opinion or opinions, dated the date hereof, with respect to the issuance and sale of the Notes and related Guarantees, this Agreement, the Indenture, the Registration Statement, the Statutory Prospectus and other related matters as such agent may reasonably require, and the Company and the Guarantor shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.
     (e) The Company and the Guarantor shall have each furnished to such agent a certificate of its President, a Managing Director or a Vice President and its Treasurer or an Assistant Treasurer, dated the date hereof, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Statutory Prospectus and this Agreement and that:
     (i) the representations and warranties of the Company or the Guarantor, as the case may be, in this Agreement are true and correct on and as of the date hereof with the same effect as if made on the date hereof, and the Company or the Guarantor, as the case may be, has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied as a condition to the obligation of such agent to solicit offers to purchase the Notes;
     (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the knowledge of the Company or the Guarantor, as the case may be, threatened; and

     (iii) since the date of the most recent financial statements included or incorporated by reference in the Registration Statement and the Statutory Prospectus, there has been no material adverse change in the condition (financial or otherwise), earnings, business or properties of the Company, the Guarantor and the Company’s other subsidiaries considered as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Statutory Prospectus.
     (f) On the date hereof, Grant Thornton LLP and/or KPMG LLP, as applicable, shall have furnished to such agent a letter or letters (which may refer to letters previously delivered to such agent), dated as of the date hereof, in form and substance satisfactory to such agent, confirming that they are (or in the case of Grant Thornton LLP, were at the time of their reports) independent accountants within the meaning of the 1933 Act and the 1934 Act and the respective applicable published rules and regulations thereunder and stating in effect that:
     (i) in their opinion the audited consolidated financial statements and financial statement schedules included or incorporated in the Registration Statement and the Statutory Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1934 Act and the related published rules and regulations;
     (ii) on the basis of a reading of the latest unaudited consolidated financial statements made available to them; carrying out certain specified procedures (which shall include, without limitation, the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71 or SAS No. 100, Interim Financial Information, as applicable, with respect to such unaudited consolidated financial statements included or incorporated by reference in the Registration Statement or the Statutory Prospectus); a reading of the minutes of the meetings of the stockholders, directors and standing committees thereof; and inquiries of certain officials who have responsibility for financial and accounting matters as to transactions and events subsequent to the date of the most recent audited financial statements included or incorporated in the Prospectus, nothing came to their attention which caused them to believe that:
     (A) any unaudited financial statements included or incorporated in the Registration Statement and the Statutory Prospectus do not comply as to form in all material respects with applicable accounting requirements of the 1934 Act as they apply to quarterly reports on Form 10-Q or that any material modifications should be made to said unaudited financial statements for them to be in conformity with generally accepted accounting principles;
     (B) with respect to the period subsequent to the date of the most recent financial statements (other than any capsule information), audited or unaudited, in or incorporated in the Registration Statement and the Statutory Prospectus, there was any change, at a specified date not more than three business days prior to the date of the letter, in the capital stock or long and intermediate term debt of the Company, the Guarantor and the Company’s other subsidiaries taken as a whole or any decreases in the shareholders’ equity or consolidated net assets as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Registration Statement and the Statutory Prospectus, or for the period from the date of the most recent financial statements included or incorporated in the Registration Statement and the Statutory Prospectus to such specified date there were any decreases, as compared with the corresponding period in the preceding year in consolidated revenues (net of interest charges), earnings before income taxes or net earnings of the Company, the Guarantor and the Company’s other subsidiaries, except in all instances for changes or decreases set forth in such letter; or
     (C) the amounts included in any unaudited “capsule” information included or incorporated in the Registration Statement and the Statutory Prospectus do not agree with the amounts set forth in the unaudited financial statements for the same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included or incorporated in the Registration Statement and the Statutory Prospectus;
     (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Registration Statement and the Statutory Prospectus and in Exhibit 12 to the Registration Statement, the information included or incorporated in Items 1, 2, 6, 7 and 11 of the Company’s Annual Report on Form 10-K, incorporated in the Registration Statement and the Statutory Prospectus and the information included in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included or incorporated in the Company’s or the Guarantor’s Quarterly Reports on Form 10-Q incorporated in the Registration Statement and the Statutory Prospectus, agrees with the accounting records of the Company, the Guarantor and their respective subsidiaries, excluding any questions of legal interpretation; and
     (iv) if pro forma financial statements are included or incorporated in the Registration Statement and the Statutory Prospectus, on the basis of a reading of the unaudited pro forma financial statements, carrying out certain specified procedures, inquiries of certain officials of the Company or the Guarantor, as the case may be, who have responsibility for financial and accounting matters, and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.
     References to the Registration Statement and the Statutory Prospectus in this paragraph (f) are to such documents as amended and supplemented at the date of the letter.
     (g) Subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and the General Disclosure Package, there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (f) of this Section 5 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company, the Guarantor and their respective subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of such agent, so material and adverse as to make it impractical or inadvisable to proceed with the soliciting of offers to purchase the Notes as contemplated by this Agreement.
     (h) Prior to the date hereof, the Company and the Guarantor shall have furnished to such agent such further information, certificates and documents as such agent may reasonably request.
     (i) Prior to the date hereof, the Notes shall have been rated, and on the date hereof the Notes shall be rated, at least “BBB-” by Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“S&P”) and “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”).
     If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to such agent and its counsel, this Agreement and all obligations of such agent hereunder may be canceled at any time by such agent. Notice of such cancellation shall be given to the Company and the Guarantor in writing or by telephone or telegraph confirmed in writing.
     The documents required to be delivered by this Section 5 shall be delivered to the offices of Sidley Austin llp, 787 Seventh Avenue, New York, New York 10019, or such other location as shall be mutually agreed upon, on the date hereof.
     6. Conditions to the Obligations of a Purchaser. The obligations of a Purchaser (or in the case of a syndicate of two or more Purchasers, the Purchaser(s) acting as representative(s) of such syndicate (the “Representative(s)”)) to purchase Notes pursuant to any Terms Agreement will be subject to the accuracy of the representations and warranties on the part of the Company and the Guarantor herein as of the date of the respective Terms Agreement and as of the Purchase

Date thereunder, to the performance and observance by the Company and the Guarantor of all covenants and agreements herein contained on its part to be performed and observed and to the following additional conditions precedent:
     (a) No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been instituted or threatened.
     (b) Except to the extent modified by the respective Terms Agreement, the Purchaser or the Representative(s), as applicable, shall have received, appropriately updated in a manner consistent with Section 5 hereof,
     (i) certificates of the Company and the Guarantor, dated as of the Purchase Date, to the effect that the signers of such certificates have carefully examined the Registration Statement, the General Disclosure Package, the Prospectus and this Agreement and that:
     (A) the representations and warranties of the Company or the Guarantor, as the case may be, in this Agreement are true and correct on and as of the date hereof with the same effect as if made on the date hereof, and the Company or the Guarantor, as the case may be, has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied as a condition to the obligation of such agent to solicit offers to purchase the Notes;
     (B) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the knowledge of the Company or the Guarantor, as the case may be, threatened; and
     (C) since the date of the most recent financial statements included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, there has been no material adverse change in the condition (financial or otherwise), earnings, business or properties of the Company, the Guarantor and the Company’s other subsidiaries considered as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the General Disclosure Package;
     (ii) the opinion or opinions of Munger, Tolles & Olson LLP, counsel to the Company and the Guarantor, dated as of the Purchase Date, to the effect set forth in Section 5(b) (and subject to the qualifications and limitations set forth in such section) and as modified appropriately to contemplate the Registration Statement, General Disclosure Package and Prospectus, as then amended, and further, such counsel shall state that no facts have come to such counsel’s attention that have caused it to believe that (A) the Registration Statement, at the later of the time it became effective (or its deemed effective date) or the filing of the Annual Report on Form 10-K contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) (1) the General Disclosure Package, as of the Applicable Time and (2) the Prospectus, as of its date and as of the Closing Date, included or includes, as the case may be, any untrue statement of material fact or omitted or omits, as the case may be, to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;
     (iii) the opinion or opinions of the Chief Legal Officer or a General Counsel of the Company and the Guarantor, dated as of the Purchase Date, to the effect set forth in Section 5(c), and as modified appropriately to contemplate the Registration Statement, General Disclosure Package and Prospectus, as then amended, and further, such counsel shall state that no facts have come to such counsel’s attention that have caused it to believe that (A) the Registration Statement, at the later of the time it became effective (or its deemed effective date) or the filing of the Annual Report on Form 10-K, (B) (1) the General Disclosure Package, as of the Applicable Time and (2) the Prospectus, as of its date and as of the Closing Date, included or includes, as the case may be, any untrue statement of material fact or omitted or omits, as the case may be, to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;
     (iv) the opinion or opinions of Sidley Austin llp, counsel for the Purchaser(s), dated as of the Purchase Date, to the effect set forth in Section 5(d) and as modified appropriately to contemplate the Registration Statement, General Disclosure Package and Prospectus, as then amended;
     (v) letter of Grant Thornton LLP and/or KPMG LLP, as applicable, dated as of the Purchase Date, to the effect set forth in Section 5(f) and as modified appropriately to contemplate the Registration Statement, General Disclosure Package and Prospectus, as then amended, in the reasonable satisfaction of counsel to the Purchaser or the Representative(s); and
     (vi) bringdown letter of Grant Thornton LLP and/or KPMG LLP, as applicable, dated as of the related Settlement Date.
     (c) Subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and the General Disclosure Package, as amended or supplemented, but exclusive of any amendment or supplement subsequent to the date of execution of such Terms Agreement, there shall not have been (i) any change or decrease specified in the letter or letters referred to in Section 5(f) or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company, the Guarantor and their respective subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of such Purchaser or Representative(s), so material and adverse as to make it impractical or inadvisable to proceed with the offering or the delivery of the Notes to be purchased as contemplated by the Terms Agreement.
     (d) Prior to the Purchase Date, the Company and the Guarantor shall have furnished to the Purchaser or the Representative(s), as applicable, such further information, certificates and documents as the Purchaser or Representative(s) may reasonably request.
     (e) Prior to and at the Purchase Date, the Notes shall have been rated at least “BBB-” by S&P and “Baa3” by Moody’s.
     (f) Subsequent to the execution of any Terms Agreement and prior to the Purchase Date pursuant to such Terms Agreement, the rating assigned by S&P or Moody’s to any debt securities of the Company or the Guarantor has not been lowered and neither S&P nor Moody’s has publicly announced that it has under surveillance or review, with possible negative implications, its rating of any debt securities of the Company or the Guarantor.
     If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Purchaser or the Representative(s), as applicable, and its counsel, this Agreement and all obligations of the Purchaser hereunder may be canceled at, or at any time prior to, the respective Purchase Date by the Purchaser or the Representative(s), as applicable. Notice of such cancellation shall be given to the Company or the Guarantor in writing or by telephone or telegraph confirmed in writing.
     7. Reimbursement of the Agent’s Expenses. If any condition to the obligations of any Agent set forth in Section 5 hereof is not satisfied, if any condition to the obligations of a Purchaser set forth in Section 6 hereof is not satisfied, if any termination pursuant to Section 9 hereof shall occur or in the case of any refusal, inability or failure on the part of the Company or the Guarantor to perform any agreement herein or comply with any provision hereof other than by reason of a default by an Agent, the Company and the Guarantor will reimburse such Agent upon demand for all expenses that shall have been incurred by such Agent pursuant to Section 4(j) hereof in connection with this Agreement.
     8. Indemnification and Contribution. (a) The Company and the Guarantor, jointly and severally, agree to indemnify and hold harmless each Agent, its directors, officers and employees and each person who controls such Agent within the meaning of either the 1933 Act or the 1934 Act against any and all losses, claims, damages or liabilities, joint or several, to which such Agent or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Notes as originally filed, in each Statutory Prospectus, the

Prospectus, any preliminary prospectus, or in any amendment thereof or supplement thereto, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the 1933 Act or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and the Guarantor will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company or the Guarantor by or on behalf of such Agent specifically for use in connection with the preparation thereof. This indemnity agreement will be in addition to any liability which the Company or the Guarantor may otherwise have.
          (b) Each Agent severally and not jointly agrees to indemnify and hold harmless the Company and the Guarantor, their respective directors, each of their officers who sign the Registration Statement, and each person who controls the Company or the Guarantor within the meaning of either the 1933 Act or the 1934 Act, to the same extent as the foregoing indemnity from the Company and the Guarantor to such Agent, but only with reference to written information relating to such Agent furnished to the Company or the Guarantor by or on behalf of such Agent specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which such Agent may otherwise have. The Company and the Guarantor acknowledge that the statements set forth in the last sentence of paragraph five and paragraphs six, seven, eight and ten under the heading “Plan of Distribution of Notes,” insofar as it relates to such Agent, in each Statutory Prospectus constitute the only information furnished in writing by or on behalf of such Agent for inclusion in the documents referred to in the foregoing indemnity, and you confirm that such statements are correct.
          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party hereunder, except and to the extent of any prejudice to such indemnifying party arising from such failure to provide notice, and will not, in any event, relieve the indemnifying party from any liability which it may have to any indemnified party other than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Agents in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).
          (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable to such indemnified party as a result of such losses, claims, damages, or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor on the one hand and each Agent on the other from the offering of the Notes to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantor on the one hand and each Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantor on the one hand and each Agent on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total commissions received by each Agent. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantor on the one hand or any Agent on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantor and each Agent agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Agent shall be required to contribute any amount in excess of the amount of commission or discount received by it in connection with the offering of the Notes that were the subject of the claim for indemnification. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Agents in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Notes and not joint.
     9. Termination. This Agreement will continue in effect until terminated as provided in this Section 9.
          (a) This Agreement may be terminated by either the Company or any Agent giving written notice of such termination to the other party hereto. This Agreement shall so terminate at the close of business on the first business day following the receipt of such notice by the party to whom such notice is given. This Agreement may be terminated as to one or more of the Agents, and to the extent not terminated with respect to any Agent, this Agreement shall remain in full force and effect as between the Company and any such Agent. In the event of such termination, no party shall have any liability to the other party hereto, except as provided in the fourth paragraph of Section 2(a), Section 4(g), Section 7, Section 8 and Section 10 and except that if terminated between the date of acceptance of an offer and the Settlement Date or Purchase Date, Section 4, Section 5 and Section 6 shall also survive with respect to such sale.
          (b) Each Terms Agreement shall be subject to termination in the absolute discretion of the Purchaser or the Representative(s), as applicable,, by notice given to the Company and the Guarantor prior to delivery of and payment for Notes to be purchased thereunder, if prior to such time (i) trading in securities generally, or in the securities of the Company, on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such exchange or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (ii) a banking moratorium shall have been declared by either federal or New York State authorities or, in the case of Notes denominated in other than U.S. dollars, by the authorities of the country of the currency in which such Notes are so denominated or (iii) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States or in the country or countries of origin of any foreign currency or currency unit in which the Notes are denominated, indexed or payable is such as to make it, in the judgment of the Purchaser or the Representative(s), as applicable, impracticable or inadvisable to market such Notes.
     10. Default by a Purchaser.

     (a) If any Purchaser purchasing Notes in a syndicate of two or more Purchasers shall default in its obligation to purchase the Notes hereunder, and if the Notes with respect to which such default relates do not (after giving effect to arrangements, if any, made by the related Representative(s) pursuant to subsection (b) below) exceed 10% of the aggregate principal amount of any issue of Notes, the Notes to which the default relates shall be purchased by the non-defaulting Purchaser(s).
     (b) In the event that such default relates to more than 10% of the aggregate principal amount of the Notes, the Representative(s) may in its discretion arrange for itself or for another Agent or Agent(s) to purchase such Notes, to which such default relates on the terms contained herein. In the event that within five calendar days after such a default such Representative(s) does not arrange for the purchase of the Notes to which such default relates as provided in this Section 10, the related Terms Agreement shall thereupon terminate, without liability on the part of the Company with respect thereto (except in each case as provided in such Terms Agreement and herein) or the Purchasers, but nothing in this Agreement shall relieve a defaulting Purchaser of its liability, if any, to the other Purchasers and the Company for damages occasioned by its default hereunder.
     (c) In the event that the Notes to which the default relates are to be purchased by the non-defaulting Purchaser(s), or are to be purchased by another Agent or Agent(s) as aforesaid, the Purchasers or the Company shall have the right to postpone the applicable Settlement Date, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the reasonable opinion of counsel for the Purchasers, may thereby be made necessary or advisable. The term “Purchaser” as used in this Agreement shall include any party substituted under this Section 10 with like effect as if it had originally been a party to the related Terms Agreement with respect to such Notes.
     11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company, the Guarantor or any of their officers and of each Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of such Agent or the Company, the Guarantor or any of their officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Notes. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.
     12. Right of Person Who Agreed to Purchase to Refuse to Purchase. The Company and the Guarantor agree that any person who has agreed to purchase and pay for any Note, including a Purchaser and any person who purchases pursuant to a solicitation by any of the Agents, shall have the right to refuse to purchase such Note if, at the Settlement Date therefor, either (a) any condition set forth in Section 5 or 6, as applicable, shall not be satisfied or (b) subsequent to the agreement to purchase such Note, any change, or any development involving a prospective change, in or affecting the business or properties of the Company or the Guarantor and the Company’s other subsidiaries shall have occurred the effect of which is, in the reasonable judgment of the Purchaser or the Agent which presented the offer to purchase such Note, as applicable, so material and adverse as to make it impractical or inadvisable to proceed with the delivery of such Note.
     13. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to an Agent, will be mailed, delivered or telegraphed and confirmed to such Agent, at the address specified in Schedule 1 hereto; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 4500 Park Granada, Calabasas, California 91302, Attention: General Counsel.
     14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.
     15. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State.
[Signature Page to Follow]

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and the acceptance by each of you shall represent a binding agreement among the Company, the Guarantor and each of you.

Very truly yours,

COUNTRYWIDE FINANCIAL CORPORATION

By:
Name:
Title:

COUNTRYWIDE HOME LOANS, INC.

By:
Name:
Title:

The foregoing Agreement is hereby confirmed and accepted as of the date hereof.

LEHMAN BROTHERS INC.

By:
Title:

ABN AMRO INCORPORATED

By:
Title:

BANC OF AMERICA SECURITIES LLC

By:
Title:

BARCLAYS CAPITAL INC.

By:
Title:

BEAR, STEARNS & CO. INC.

By:
Title:

BNP PARIBAS SECURITIES CORP.

By:
Title:

BNY CAPITAL MARKETS, INC.

By:
Title:

CALYON SECURITIES (USA) INC.

By:
Title:

CITIGROUP GLOBAL MARKETS INC.

By:
Title:

COUNTRYWIDE SECURITIES CORPORATION

By:
Title:

CREDIT SUISSE SECURITIES (USA) LLC

By:
Title:

DEUTSCHE BANK SECURITIES INC.

By:		By:
	Title:		Title:

DRESDNER KLEINWORT WASSERSTEIN SECURITIES LLC

By:
Title:

Goldman, Sachs & Co.

GREENWICH CAPITAL MARKETS, INC.

By:
Title:

HSBC SECURITIES (USA) INC.

By:
Title:

J.P. MORGAN SECURITIES INC.

By:
Title:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:
Title:

MORGAN STANLEY & CO. INCORPORATED

By:
Title:

RBC CAPITAL MARKETS CORPORATION

By:
Title:

SG AMERICAS SECURITIES, LLC

By:
Title:

UBS SECURITIES LLC

By:		By:
	Title:		Title:

WACHOVIA CAPITAL MARKETS, LLC

By:
Title:

SCHEDULE 1
Selling Agency Agreement dated February 13, 2006
     Unless otherwise agreed between the Company and such Agent, the Company agrees to pay any Agent a commission equal to the following percentage of the principal amount of each Note sold by such Agent:
  Term      Commission Rate(a)

From 9 months to less than 1 year	0.125%
From 1 year to less than 18 months	0.150%
From 18 months to less than 2 years	0.200%
From 2 years to less than 3 years	0.250%
From 3 years to less than 4 years	0.350%
From 4 years to less than 5 years	0.450%
From 5 years to less than 6 years	0.500%
From 6 years to less than 7 years	0.550%
From 7 years to less than 10 years	0.600%
From 10 years to less than 15 years	0.625%
From 15 years to less than 20 years	0.650%
From 20 years up to and including 30 years(b)	0.750%

(a)	With respect to each Note that is an Original Issue Discount Note (as defined in the Indenture), the commission payable to each Agent with respect to each such Note sold as a result of a solicitation made by such Agent shall be based on the purchase price of such Note, rather than on the principal amount of such Note.

(b)	Commissions for Notes with terms in excess of 30 years will be agreed upon by the Company and the related Agent at the time of sale.

Addresses for Notices to Agents:
     Notices to Lehman Brothers Inc. shall be directed to it at 745 Seventh Avenue, New York, New York 10019, Attention: Fixed Income Syndicate/MTN Note Desk (with a copy to the Office of the General Counsel), Fax: (212) 526-0943.
     Notices to ABN AMRO Incorporated shall be directed to it at Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055, Attention: Vincent Murray, Fax: (212) 409-5256.
     Notices to Banc of America Securities LLC shall be directed to it at 40 West 57th Street, NY1-040-27-01, New York, New York 10019, Attention: High Grade Transaction Management/Legal, Fax: (704) 264-2522.
     Notices to Barclays Capital Inc. shall be directed to it at 200 Park Avenue, New York, New York 10166, Attention: MTN Trading, Fax: (212) 412-7305.
     Notices to Bear, Stearns & Co. Inc. shall be directed to it at 383 Madison Avenue, New York, New York 10179, Attention: High Grade Syndicate Desk, Fax: (212) 272-6227.
     Notices to BNP Paribas Securities Corp. shall be directed to it at 787 Seventh Avenue, 8th Floor, New York, NY 10019, Attention: Fixed Income Syndicate, Fax: 212-841-3158.
     Notices to BNY Capital Markets, Inc. shall be directed to it at One Wall Street, 18th Floor, New York, NY 10286, Attention: Carmine Urciuoli, Fax: 212-635-8525.
     Notices to Calyon Securities (USA) Inc. shall be directed to it at 1301 Avenue of the Americas, 17th Floor, New York, NY 10009, Attention: David Travis/Bruce Zhao, Fax: 212-261-3311.
     Notices to Citigroup Global Markets Inc. shall be directed to it at 388 Greenwich Street, New York, New York 10013, Attention: Medium-Term Note Department, Fax: (212) 816-0949.
     Notices to Countrywide Securities Corporation shall be directed to it at 4500 Park Granada, MS CH-143, Calabasas, California 91302, Attention: Jason Crone, Fax: (818) 225-4032.
     Notices to Credit Suisse Securities (USA) LLC shall be directed to it at 11 Madison Avenue, 5th Floor, New York, New York 10010, Attention: Ms. Helena Willner, Fax: (212) 743-5825.
     Notices to Deutsche Bank Securities Inc. shall be directed to it at 60 Wall Street, 3rd Floor, New York, New York 10005, Attention: Mary Hardgrove, Mail Stop: NYC60-0323, Fax: (212) 797-2202.

     Notices to Dresdner Kleinwort Wasserstein Securities LLC shall be directed to it at 1301 Avenue of the Americas, New York, NY 10019, Attention: Mark Vandergriend, Fax: (212) 895-1730.
     Notices to Greenwich Capital Markets, Inc. shall be directed to it at 600 Steamboat Road Greenwich, CT 06830, Attention: Capital Markets, Fax: (203) 422-4485.
     Notices to Goldman, Sachs & Co. shall be directed to it at 85 Broad Street, New York, New York 10004, Attention: Prospectus Department, Fax: (212) 902-3000.
     Notices to HSBC Securities (USA) Inc. shall be directed to it at 452 Fifth Avenue, Tower 10, New York, New York 10018, Attention: Andrew S. Lazerus, Fax: (646) 366-3338.
     Notices to J.P. Morgan Securities Inc. shall be directed to it at 270 Park Avenue, 9th Floor, New York, New York 10017, Attention: Transaction Execution Group, Fax: (212) 834-6702.
     Notices to Merrill Lynch, Pierce, Fenner & Smith Incorporated shall be directed to it at 4 World Financial Center, 15th Floor, New York, New York 10080, Attention: Transaction Management Group, Fax: (212) 449-2234.
     Notices to Morgan Stanley & Co. Incorporated shall be directed to it at 1585 Broadway, 2nd Floor, New York, New York 10036, Attention: Manager, Continuously Offered Products, Fax: (212) 761-0780; with a copy to 1585 Broadway, 29th Floor, New York, New York 10036, Attention: Peter Cooper, Investment Banking Information Center, Fax: (212) 761-0260.
     Notices to RBC Capital Markets Corporation shall be directed to it at One Liberty Plaza, 2nd Floor, New York, NY 10006-1404, Attention: Simon Ling, Fax: (212) 428-3017.
     Notices to SG Americas Securities, LLC shall be directed to it at 1221 Avenue of the Americas, New York, NY 10020, Attention: Bernard Tsang/Charles D. Fischer, Fax: (212) 278-5401/(212) 278-7569.
     Notices to UBS Securities LLC shall be directed to it at 677 Washington Boulevard, Stamford, Connecticut 06901, Attention: Fixed Income Syndicate, Tel: (203) 719-1088, Fax: (203) 719-0495.
     Notices to Wachovia Capital Markets, LLC shall be directed to it at 301 South College Street, Charlotte, NC 28288-0602, Attention: Jeremy Schwartz, Fax: 704-383-9165.

EXHIBIT A
COUNTRYWIDE FINANCIAL CORPORATION
MEDIUM-TERM NOTE
ADMINISTRATIVE PROCEDURES
February 13, 2006
     Medium-Term Notes, Series B, Due Nine Months or More From Date of Issue (the “Notes”) are to be offered on a continuing basis by Countrywide Financial Corporation (the “Company”). Lehman Brothers Inc., ABN AMRO Incorporated, Banc of America Securities LLC, Barclays Capital Inc., Bear, Stearns & Co. Inc., BNP Paribas Securities Corp., BNY Capital Markets, Inc., Citigroup Global Markets Inc., Countrywide Securities Corporation, Calyon Securities (USA) Inc., Credit Suisse Securities (USA) LLC, Deutsche Banc Securities Inc., Dresdner Kleinwort Wasserstein Securities LLC, Greenwich Capital Markets, Inc., Goldman, Sachs & Co., HSBC Securities (USA) Inc., J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, RBC Capital Markets Corporation, SG Americas Securities, LLC, UBS Securities LLC and Wachovia Capital Markets, LLC (each individually, an “Agent”, and collectively, the “Agents”), have agreed to solicit purchases of the Notes. The Agents will not be obligated to purchase Notes as principal. The Notes are being sold pursuant to a Selling Agency Agreement among the Company, Countrywide Home Loans, Inc. (the “Guarantor”) and the Agents dated February 13, 2006 (the “Agency Agreement”). The Notes will be fully and unconditionally guaranteed as to payment of principal, premium, if any, and interest by the Guarantor (the “Guarantees”). The Notes will rank equally with all other unsecured and unsubordinated debt of the Company and have been registered with the Securities and Exchange Commission (the “Commission”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Indenture referred to below.
     Each Note and related Guarantee will be issued under an Indenture dated as of February 1, 2005 (the “Indenture”), among the Company, the Guarantor and The Bank of New York, as trustee (the “Trustee”). The Notes will bear interest at either fixed rates (“Fixed Rate Notes”) or floating rates (“Floating Rate Notes”). Each Note will be represented by either a certificate delivered to the Holder thereof or a Person designated by such Holder (a “Certificated Note”) or a Global Security (as defined below) delivered to the Trustee, as agent for The Depository Trust Company (“DTC”), and recorded in the book-entry system maintained by DTC (a “Book-Entry Note”). An owner of a Book-Entry Note will not be entitled to receive a certificate representing such Note except in the limited circumstances described in the Prospectus (as defined in the Agency Agreement).
     The procedures to be followed during, and the specific terms of, the solicitation of offers by the Agents and the sale as a result thereof by the Company are explained below. Certificated Notes will be issued in accordance with the administrative procedures set forth in Part I hereof and Book-Entry Notes will be issued in accordance with the administrative procedures set forth in Part II hereof. The Company will advise each Agent and the Trustee in writing of those persons handling administrative responsibilities with whom the Agents and the Trustee are to communicate regarding offers to purchase Notes and the details of their delivery.
     Administrative procedures and specific terms of the offering are explained below. To the extent the procedures set forth below conflict with the provisions of the Notes, the Indenture or the Agency Agreement, the relevant provisions of the Notes, the Indenture and the Agency Agreement shall control.
PART I: ADMINISTRATIVE PROCEDURES FOR CERTIFICATED NOTES

Maturities:	Each Certificated Note will mature on a date (the “Stated Maturity Date”) nine months or more after the date of delivery by the Company of such Certificated Note (the “Settlement Date”), subject to any applicable provisions relating to redemption or repayment or the extension of maturity.

Price to Public:	Each Certificated Note will be issued at the percentage of principal amount specified in the Prospectus.

Currencies:	The Certificated Notes will be denominated in U.S. dollars or in such other currency or currency unit as is specified in the Prospectus (the “Specified Currency”).

Denominations:	Except as set forth in the Certificated Note, the denomination of any Certificated Note will be a minimum of U.S. $10,000 or any amount in excess thereof which is an integral multiple of U.S. $1,000 or, in a Specified Currency other than U.S. dollars, of the equivalent of U.S. $10,000 and any amount in excess thereof which is an integral multiple of the equivalent of U.S. $1,000, as determined pursuant to the provisions of the Indenture.

Registration:	Certificated Notes will be issued only in fully registered form.

Interest Payments:	Except as set forth in the Certificated Note, each Certificated Note which is a Fixed Rate Note will bear interest from the Settlement Date of such Certificated Note at the annual rate stated on the face thereof, payable semiannually on January 15 and July 15 of each year (each, an “Interest Payment Date”) and on the Stated Maturity

Date or date of earlier redemption or repayment (such date is herein referred to as the “Maturity Date” with respect to the principal repayable on such date), and each Certificated Note which is a Floating Rate Note will bear interest as determined in the manner set forth on the face thereof, payable on the dates set forth on the face thereof. Unless otherwise specified on the face thereof, interest (including payments for partial periods) on Fixed Rate Notes will be calculated on the basis of a 360-day year of twelve 30-day months. Interest on Floating Rate Notes will be determined in the manner agreed upon by the Company and the purchaser thereof in accordance with the provisions of the Prospectus. Except as set forth in the Certificated Note, the “Record Date” with respect to any Interest Payment Date for Floating Rate Notes shall be the date 15 calendar days immediately preceding such Interest Payment Date, and for Fixed Rate Notes shall be the December 31 or June 30 next preceding such Interest Payment Date, whether or not such date shall be a Business Day, as defined in the Prospectus. The first payment of interest on any Certificated Note originally issued between a Record Date and an Interest Payment Date will be made on the Interest Payment Date following the next Record Date to the Holder on such next succeeding Record Date. Notwithstanding the record date provisions above, interest payable on the Maturity Date will be payable to the person to whom principal shall be payable. Interest on the Certificated Notes will be paid in the Specified Currency by mailing a check (from an account at a bank located outside of the United States if such check is payable in a Specified Currency other than U.S. dollars) to the Holder at the address of such Holder appearing on the Security Register on the applicable Record Date; provided, however, that a Holder of U.S. $10,000,000 (or the equivalent thereof in a Specified Currency other than U.S. dollars) or more in aggregate principal amount of Notes (whether or not having identical terms and provisions) shall be entitled: (i) if the Specified Currency is U.S. dollars, to receive U.S. dollar payments by wire transfer of immediately available funds to an account maintained by the payee with a bank located in the United States, but only if appropriate wire transfer instructions have been received in writing by the Trustee not later than the Record Date immediately preceding the applicable Interest Payment Date, and (ii) if the Specified Currency is other than U.S. dollars, to receive by wire transfer of immediately available funds to an account maintained by the payee with a bank located in a jurisdiction in which payment in such Specified Currency is then lawful. Within ten days following each Record Date, the Trustee will inform the Company of the total amount of the interest payments to be made by the Company on the next succeeding Interest Payment Date and the currencies or currency units in which such interest payments are to be made. The Trustee will provide monthly to the Company a list of the principal and interest to be paid on Certificated Notes maturing in the next succeeding month.

Procedure for Rate Setting and Posting:
The Company and the Agents will discuss from time to time the aggregate principal amount of, the issuance price of, and the interest rates to be borne by, Certificated Notes that may be sold as a result of the solicitation or offers by the Agents. If the Company decides to establish prices of (including the currency of issuance), and rates borne by, any Certificated Notes to be sold (the establishment of such prices and rates to be referred to herein as “posting”) or if the Company decides to change prices or rates previously posted by it, it will promptly advise the Agents of the prices and rates to be posted.

Acceptance of Offers:	Unless otherwise agreed between the Company and such Agent, any Agent which receives an offer to purchase Certificated Notes will promptly advise the Company of each such offer other than offers rejected by such Agent as provided below. The Company will have the sole right to accept any such offer to purchase Certificated Notes. The Company may reject any such offer in whole or in part. Unless otherwise agreed between the Company and any Agent, each Agent may, in its discretion reasonably exercised, reject any offer to purchase Certificated Notes received by it in whole or in part.

Preparation of Pricing Supplement/Final Term Sheet:

If any offer to purchase a Certificated Note is accepted by or on behalf of the Company, the Company and the Guarantor, with the approval of the Agents, will prepare a Pricing Supplement reflecting the terms of such Certificated Note (the “Pricing Supplement”) and a final term sheet reflecting such terms. The Company will arrange to have the final term sheet and any Issuer Free Writing Prospectus filed with the Commission in accordance with Rule 433 under the 1933 Act. The Company will arrange to have requisite copies of such Pricing Supplement filed with the Commission in accordance with the applicable paragraph of Rule 424(b) of the 1933 Act and will supply at least ten copies thereof (or additional copies if requested) to the Agents and one copy to the Trustee no later than 11:00 A.M., New York City time, on the Business Day following the date of acceptance at the following applicable address (unless otherwise specified in the applicable trading confirmation): if to Lehman Brothers Inc., to ADP Prospectus Services for Lehman Brothers Inc., 1155 Long Island Avenue, Edgewood, New York 11717, attention: Client Services Desk, telephone no. (212) 526-9664, telecopier no. (631) 254-7269; if to ABN AMRO Incorporated, to ABN AMRO Incorporated, Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055, attention: Vincent Murray, telephone no. (212) 409-7553, telecopier no. (212) 409-5256; if to Banc of America Securities LLC to The Bank of New York, One Wall Street, 3rd Floor, Dealers Clearance, Window B, A/C Banc of America Securities LLC; if to Barclays Capital Inc. to ADP Prospectus Services for Barclays Capital Inc., 1155 Long Island Avenue, Edgewood, New York 11717, attention: Client Services Desk, telephone no. (631) 254-7129, telecopier no. (631) 254-7140 with one copy to Barclays Capital Inc., attention: MTN Trading, telephone no. (212) 412-7980, telecopier no. (212) 412-7305; if to Bear, Stearns & Co. Inc., to Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, attention: High Grade Syndicate Desk, telephone no. (212) 272-5373, telecopier no. (212) 272-6227; if to BNP Paribas Securities Corp., 787 Seventh Avenue, 8th Floor, New York, New York 10019, attention: Fixed Income Syndicate, telephone no. (212) 841-3435, telecopier no. (212) 841-3158; if to BNY Capital Markets, Inc., One Wall Street, 18th Floor, New York, New York 10286, attention: Carmine Urciuoli, telephone no. (212) 635-1695, telecopier no. (212) 635-8525; if to Calyon Securities (USA) Inc., 1301 Avenue of the Americas, 17th Floor, New York, New York 10019, attention: David Travis/Bruce Zhao, telephone no. (212) 261-4178/(212) 261-3262, telecopier no. (212) 261-3311; if to Citigroup Global Markets Inc., to Citigroup Global Markets Inc., Brooklyn Army Terminal, 140 58th Street, 8th Floor, Brooklyn, New York 11220, telephone no. (718) 765-6744, telecopier no. (718) 765-6734; if to Countrywide Securities Corporation, to Countrywide Securities Corporation, 4500 Park Granada, MS CH-143, Calabasas, California 91302, attention: Jason Crone, telephone no. (818) 225-4820, or, if after 5:00 p.m., (310) 350-2947, telecopier no. (818) 225-4032; if to Credit Suisse Securities (USA) LLC, to Credit Suisse Securities (USA) LLC, 11 Madison Avenue, 5th Floor, New York, New York 10010, Attention: Fixed Income Syndicate Desk; if to Deutsche Bank Securities Inc. to Deutsche Bank Securities Inc., 60 Wall Street, 3rd Floor, New York, New York 10005, attention: Peter Burger, Mail Stop NYC60-0375, telephone no. (212) 250-6801, telecopier no. (212) 797-5420, with a copy to Deutsche Bank Securities Inc., 1251 Avenue of the Americas, 25th Floor, New York, New York 10020, attention: Brian Guerra, Mail Stop NYC07-2510, telephone no. (212) 474-7370, telecopier no. (212) 468-5246, with a copy to Deutsche Bank Securities Inc., 60 Wall Street, 3rd Floor, New York, New York 10005, attention: Mary Hardgrove, Mail Stop NYC60-0323, telephone no. (212) 250-6859, telecopier no. (212) 797-2202; if to Dresdner Kleinwort Wasserstein Securities LLC, 1301 Avenue of the Americas, New York, New York 10019, attention: Mark Vandergriend, telephone no. (212) 895-1721, telecopier no. (212) 895-1730; if to Greenwich Capital Markets, Inc., to Greenwich Capital Markets, Inc. at 600 Steamboat Road Greenwich, CT 06830, Attention: Capital Markets, telephone no. (203) 618-6166, telecopier no.: (203) 422-4485; if to Goldman, Sachs & Co., to Goldman, Sachs & Co., 85 Broad Street, 29th Floor, New York, New York 10004, attention: Prospectus Department, telephone no.

(212)902-1111, telecopier no. (212) 902-3000; if to HSBC Securities (USA) Inc., 452 Fifth Avenue, 9th Floor, New York, New York 10018, attention: Andrew. S. Lazerus, telephone no. (212) 525-3456, telecopier no. (646) 366-3338, with a copy to ADP Prospectus Services, c/o HSBC Securities (USA) Inc, 1155 Long Island Avenue, Bay 1-7, Edgewood, New York 11717, attention: Corporate Ordering, telephone no. (631) 274-8326, telecopier no. (631) 254-7132; if to J.P. Morgan Securities Inc., to J.P. Morgan Securities Inc., 270 Park Avenue, 8th Floor, New York, New York 10017, attention: Medium-Term Note Desk, telecopier no. (212) 834-6081; if to Merrill Lynch, Pierce, Fenner & Smith Incorporated, to Merrill Lynch Production Technologies, by e-mail to mtnsuppl@na2.us.ml.com, 44B Colonial Drive, Piscataway, New Jersey 08854, attention: Final Prospectus Unit/Nachman Kimmerling, telephone no. (732) 885-2768, telecopier no. (732) 885-2774, with a copy to Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, 15th Floor, New York, New York 10080, attention: MTN Product Management, telephone no. (212) 449-7476, telecopier no. (212) 449-2234; if to Morgan Stanley & Co. Incorporated, to Morgan Stanley & Co. Incorporated, 1585 Broadway, 2nd Floor, New York, New York 10036, attention: Medium-Term Note Trading Desk, telephone no. (212) 761-4000, telecopier no. (212) 761-0780; if to RBC Capital Markets Corporation, One Liberty Plaza, 2nd Floor, New York, New York 10006-1404, attention: Simon Ling, telephone no. (212) 858-7138, telecopier no. (212) 428-3017; if to SG Americas Securities, LLC, 1221 Avenue of the Americas, New York, New York 10020, attention: Bernard Tsang/Charles D. Fischer, telephone no. (212) 278-5435/(212) 278-6239, telecopier no. (212) 278-5401/(212) 278-7569; if to UBS Securities LLC, to UBS Securities LLC, 677 Washington Boulevard, Stamford, Connecticut 06901, Attention: Fixed Income Syndicate, telephone: (203) 719-1088, telecopier: (203) 719-0495; if to Wachovia Capital Markets, LLC, 301 South College Street, Charlotte, North Carolina 28288-0602, attention: Jeremy Schwartz, telephone no. (704) 383-5024, telecopier no. (704) 383-9165; and if to the Trustee, to The Bank of New York, 101 Barclay Street, New York,

New York 10286, attention: Corporate Trust Office. Such Agent will cause a Pricing Supplement to be delivered to the purchaser of the Certificated Note. In all respects, the Company and the Guarantor will prepare and file each such Pricing Supplement in accordance with Rule 424 under the Securities Act of 1933, as amended (the “1933 Act”).
In each instance that a Pricing Supplement is prepared, each Agent will affix the Pricing Supplement to Prospectuses (as defined in the Agency Agreement) prior to their use; provided, however, that pursuant to Rule 434 (“Rule 434”) under the 1933 Act, the Pricing Supplement may be delivered (or otherwise made available) separately from the Prospectuses. Outdated Pricing Supplements, final term sheets, Issuer Free Writing Prospectuses, and the Prospectuses to which they are attached or relate (other than those retained for files), will be destroyed.

Suspension of Solicitation; Amendment or Supplement:
The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase Certificated Notes. As soon as practicable, but in no event later than one Business Day after receipt of instructions from the Company, the Agents will suspend solicitation of offers to purchase Certificated Notes from the Company until such time as the Company has advised them that such solicitation may be resumed.

If the Company or the Guarantor decides to amend or supplement the Registration Statement (as defined in the Agency Agreement) or the Prospectus relating to the Notes (except in the case of a Pricing Supplement and a final term sheet to the Prospectus), the Company or the Guarantor, as the case may be, will promptly advise the Agents and the Trustee and will furnish the Agents and the Trustee with the proposed amendment or supplement in accordance with the terms of the Agency Agreement. The Company or the Guarantor will mail or transmit to the Commission for filing therewith any such supplement to the Prospectus relating to the Notes, provide the Agents with copies of any supplement, and confirm to the Agents that such supplement has been filed with the Commission.

In the event that at the time the Company suspends solicitation of offers to purchase Certificated Notes there shall be any outstanding offers to purchase Certificated Notes that have been accepted by the Company but for which settlement has not yet occurred, the Company will promptly advise the Agents and the Trustee whether such sales may be settled and whether copies of the Prospectus as supplemented to the time of the suspension may be delivered in connection with the settlement of such sales. The Company will have the sole responsibility for such decision and for any arrangements which may be made in the event that the Company determines that such sales may not be settled or that copies of such Prospectus may not be so delivered.

Delivery of Prospectus:	Each Agent shall, for each offer to purchase a Certificated Note that is solicited by such Agent and accepted by the Company, deliver (or otherwise make available) a copy of the Prospectus as most recently amended or supplemented (including the applicable Pricing Supplement which, pursuant to Rule 434, may be delivered separately from the Prospectus, any related Issuer Free Writing Prospectus and the related final term sheet) with the earlier of the delivery of the confirmation of sale or the Certificated Note to the purchaser thereof or such purchaser’s agent.

Confirmation:	For each offer to purchase a Certificated Note solicited by any Agent and accepted by the Company, such Agent will issue a confirmation to the purchaser, with a copy to the Company, setting forth the details set forth above and delivery and payment instructions.

Settlement:	The Settlement Date with respect to any offer to purchase Certificated Notes accepted by or on behalf of the Company will be a date on or before the third Business Day next succeeding the date of acceptance unless otherwise agreed by the purchaser and the Company and shall be specified upon acceptance of such offer. The Company will instruct the Trustee to effect delivery of each Certificated Note no later than 1:00 p.m., New York City time, on the Settlement Date to such Agent for delivery to the purchaser.

Details for Settlement:	For each offer to purchase a Certificated Note received by any Agent and accepted pursuant to the terms of the Agency Agreement, such Agent will provide (unless provided by the purchaser directly to the Company) by telephone the following information (to the extent applicable) to the Company:
1. Exact name of Holder.
2. Exact address of Holder and address for payment of principal, premium, if any, and interest.
3. Taxpayer identification number of Holder (if available).
4. Principal amount of the Note.
5. Specified Currency.
6. Interest rate or interest rate basis.
7. Base Rate(s), Index Maturity, Initial Interest Rate, Maximum Interest Rate, Minimum Interest Rate, Interest Reset Dates, Interest Payment Dates, Calculation Dates, Interest Reset Dates and Spread and/or Spread Multiplier (as each such term is defined in the Prospectus).
8. Issue price of Note and proceeds to Company.
9. Settlement Date.
10. Stated Maturity Date.
11. Redemption and/or repayment provisions, if any.
12. Agent’s commission to be paid in the form of a discount upon settlement.
13. Other relevant terms, including any reset and/or extension provisions.
Such Agent will advise the Company of the foregoing information (unless provided by the purchaser directly to the Company) for each offer to purchase a Certificated Note solicited by such Agent and accepted by the Company in time for the Trustee to prepare and authenticate the required Certificated Note. Before accepting any offer to purchase a Certificated Note to be settled in less than three Business

Days, the Company shall verify that the Trustee will have adequate time to prepare and authenticate such Certificated Note.
After receiving from such Agent the details for each offer to purchase a Certificated Note, the Company will, after recording the details and any necessary calculations, provide appropriate documentation to the Trustee, including the information provided by such Agent necessary for the preparation and authentication of such Certificated Note. Prior to preparing the Certificated Note for delivery (but in any case no later than 11:00 a.m., New York City time, on the Business Day next preceding the Settlement Date therefor), the Trustee will confirm the details of such issue with such Agent by telephone.

Note Deliveries and Cash Payment:
Upon receipt of appropriate documentation and instructions, the Company will cause the Trustee to prepare and authenticate the pre-printed 4-ply Certificated Note packet containing the following documents in forms approved by the Company, the Agents and the Trustee:
1.	Certificated Note with customer confirmation.

2.	Stub 1—For the applicable Agent.

3.	Stub 2—For the Company.

4.	Stub 3—For the Trustee.
Each Certificated Note shall be authenticated on or before the Settlement Date therefor. The Trustee will authenticate each Certificated Note and deliver it to such Agent (and deliver the stubs as indicated above), all in accordance with written instructions (which may be in the form of facsimile transmission) from the Company. Delivery by the Trustee of each Certificated Note will be made against receipt by the Company by 1:00 p.m., New York City time, on the Settlement Date in immediately available funds of an amount equal to the issue price of such Certificated Note or the U.S. dollar equivalent of the issue price of such Note as agreed between the Company and such Agent, unless otherwise agreed between the Company and such Agent, less such Agent’s commission.

Upon verification by such Agent that a Note has been prepared and properly authenticated by the Trustee and registered in the name of the purchaser in the proper principal amount and that the related Guarantee has been duly endorsed thereon, payment will be made to the Company by such Agent the same day in immediately available funds in the Specified Currency. Such payment shall be made only upon prior receipt by such Agent of immediately available funds from or on behalf of the purchaser in the Specified Currency unless such Agent decides, at its option, to advance its own funds for such payment against subsequent receipt of funds from the purchaser.
Upon delivery of a Certificated Note to such Agent, such Agent shall promptly deliver such Certificated Note to the purchaser.
In the event any Certificated Note is incorrectly prepared, the Trustee shall promptly issue a replacement Certificated Note in exchange for the incorrectly prepared Certificated Note.

Failure to Settle:	If any Agent, at its own option, has advanced its own funds for payment against subsequent receipt of funds from the purchaser, and if the purchaser shall fail to make payment for the Certificated Note on the Settlement Date therefor, such Agent will promptly notify the Trustee and the Company by telephone, promptly confirmed in writing (but no later than the next Business Day). In such event, the Company shall promptly provide the Trustee with appropriate documentation and instructions consistent with these procedures for the return of the Certificated Note to the Trustee and such Agent will promptly return the Certificated Note to the Trustee. Upon confirmation (i) from the Trustee in writing (which may be given by telex or telecopy) that the Trustee has received the Certificated Note and (ii) from such Agent in writing (which may be given by telex or telecopy) that such Agent has not received payment from the purchaser (the matters referred to in clauses (i) and (ii) are referred to hereinafter as the “Confirmations”), the Company will promptly pay to such Agent an amount in immediately available funds equal to the amount previously paid by such Agent in respect of such Certificated Note. Assuming receipt of the Certificated Note by the Trustee and of the Confirmations by the Company, such payment will be made on the Settlement Date, if reasonably practicable, and in any event not later than the Business Day following the date of receipt of the Certificated Note and Confirmations. If a purchaser shall fail to make payment for the Certificated Note for any reason other than the failure of such Agent to provide the necessary information to the Company as described above for settlement or to provide a confirmation to the purchaser within a reasonable period of time as described above or otherwise to satisfy its obligation hereunder or in the Agency Agreement, and if such Agent shall have otherwise complied with its obligations hereunder and in the Agency Agreement, the Company will reimburse such Agent on an equitable basis for its loss of the use of funds during the period when they were credited to the account of the Company.

Immediately upon receipt of the Certificated Note in respect of which the failure occurred, the Trustee will void said Certificated Note, make appropriate entries in its records and destroy the Certificated Note; and upon such action, the Certificated Note will be deemed not to have been issued, authenticated and delivered.

Trustee Not to Risk Funds:	Nothing herein shall be deemed to require the Trustee to risk or expend its own funds in connection with any payment to the Company, or any Agent or the purchaser, it being understood by all parties that payments made by the Trustee to either the Company or any Agent shall be made only to the extent that funds are provided to the Trustee for such purpose.

Authenticity of Signatures:	The Company will cause the Trustee and the Guarantor to furnish each Agent from time to time with the specimen signatures of the officers, employees or agents who have been authorized to authenticate Certificated Notes or execute the related Guarantee, as the case may be, but each Agent will have no obligation or liability to the Company, the Guarantor or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Company, the Guarantor or the Trustee on any Certificated Note.

Payment of Expenses:	Each Agent shall forward to the Company and the Guarantor, from time to time (but not more often than monthly), a statement of the out-of-pocket expenses incurred by such Agent during the related period which are reimbursable to it pursuant to the terms of the Agency Agreement. The Company and the Guarantor will promptly remit payment to such Agent.

Advertising Costs:
The Company will determine with each Agent the amount of advertising that may be appropriate in soliciting offers to purchase the Notes. Advertising expenses will be paid by the Company and the Guarantor.

PART II: ADMINISTRATIVE PROCEDURE FOR BOOK-ENTRY NOTES
     In connection with the qualification of Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Blanket Letter of Representations from the Company, the Guarantor and the Trustee to DTC of even date herewith and a Medium-Term Note Certificate Agreement between the Trustee and DTC, dated April 14, 1989 (the “Certificate Agreement”), and its obligations as a participant in DTC, including DTC’s Same-Day Funds Settlement System (“SDFS”).

Issuance:	On any Settlement Date (as defined under “Settlement” below) for one or more Book-Entry Notes which are Fixed Rate Notes (the “Fixed Rate Book-Entry Notes”), the Company will issue a single global security in fully registered form without coupons (a “Global Security”) representing up to U.S. $500,000,000 principal amount of all of such Notes that have the same Issue Date, Specified Currency, Interest Rate, Stated the signature of any officer, employee or agent of the Company, the Guarantor or the Trustee on any Certificated Note. Maturity Date (as each such term is defined in the Prospectus, which term is defined in the Agent Agreement), redemption and/or repayment provisions and Interest Payment Dates (as defined below). Similarly, on any Settlement Date (as defined below) for one or more Book-Entry Notes which are Floating Rate Notes (the “Floating Rate Book-Entry Notes”), the Company will issue a single Global Security representing up to U.S. $500,000,000 principal amount of all of such Notes that have the same Issue Date, Specified Currency, Base Rate(s), Index Maturity, Interest Reset Dates, Spread and/or Spread Multiplier (if any), Initial Interest Rate, Interest Payment Dates, Minimum Interest Rate (if any), Maximum Interest Rate (if any), Stated Maturity Date (as each such term is defined in the Prospectus) and redemption and/or repayment provisions. Each Global Security will be dated and issued as of the date of its authentication by the Trustee. Each Global Security will bear an “Interest Accrual Date”, which will be (i) with respect to an original Global Security (or any portion thereof), its original issuance date and (ii) with respect to any Global Security (or portion thereof) issued subsequently upon exchange of a Global Security or in lieu of a destroyed, lost or stolen Global Security, the most recent Interest Payment Date to which interest has been paid or duly provided for on the predecessor Global Security or Securities (or if no such payment or provision has been made, the original issuance date of the predecessor Global Security), regardless of the date of authentication of such subsequently issued Global Security. No Global Security will represent any Certificated Note.

Price to Public:	Each Book-Entry Note will be issued at the percentage of principal amount specified in the Prospectus.

Identification Numbers:	The Company will arrange, on or prior to commencement of a program for the offering of Book-Entry Notes, with the CUSIP Service Bureau of Standard & Poor’s Ratings Group (the “CUSIP Service Bureau”) for the reservation of a series of CUSIP numbers (including tranche numbers), consisting of approximately 900 CUSIP numbers and relating to Global Securities representing the Book-Entry Notes. The Trustee has or will obtain from the CUSIP Service Bureau a written list of such series of reserved CUSIP numbers and will deliver to the Company and DTC such written list of 900 CUSIP numbers of such series. The Company will assign CUSIP numbers to Global Securities as described below under Settlement Procedure “B”. DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Company has assigned to Global Securities. The Trustee will notify the Company at any time when fewer than 100 of the reserved CUSIP numbers remain unassigned to Global Securities, and if it deems necessary, the Company will reserve additional CUSIP numbers for assignment to Global Securities representing Book-Entry Notes. Upon obtaining such additional CUSIP numbers, the Trustee shall deliver such additional CUSIP numbers to the Company and DTC.

Registration:	Each Global Security will be registered in the name of Cede & Co., as nominee for DTC, on the Securities Register maintained under the Indenture governing such Global Security. The beneficial owner of a Book-Entry Note (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Note, the “Participants”) to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such Note in the account of such Participants. The ownership interest of such beneficial owner in such Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers:	Transfer of a Book-Entry Note will be accomplished by book entries made by DTC and, in turn, by Participants (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Note.

Consolidation and Exchange:	The Trustee may deliver to DTC and the CUSIP Service Bureau at any time a written notice of consolidation specifying (i) the CUSIP numbers of two or more outstanding Global Securities that represent (A) Fixed Rate Book-Entry Notes having the same Issue Date, Specified Currency, Interest Rate, Stated Maturity Date (as each such term is defined in the Prospectus), redemption and/or repayment provisions (if any) and Interest Payment Dates (as defined below) and with respect to which interest has been paid to the same date or (B) Floating Rate Book-Entry Notes having the same Issue Date, Specified Currency, Base Rate, Index Maturity, Interest Reset Dates, Spread and/or Spread Multiplier (if any), Initial Interest Rate, Interest Payment Dates, Minimum Interest Rate (if any), Maximum Interest Rate (if any) (as each such term is defined in the Prospectus), redemption and/or repayment provisions (if any) and Stated Maturity Date (as defined in the Prospectus) and with respect to which interest has been paid to the same date, (ii) a date, occurring at least thirty days after such written notice is delivered and at least thirty days before the next Interest Payment Date (as defined below) for such Book-Entry Notes, on which such Global Securities shall be exchanged for a single replacement Global Security and (iii) a new CUSIP number, obtained from the Company, to be assigned to such replacement Global Security. Upon receipt of such a notice, DTC will send to its Participants (including the Trustee) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau a written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Securities to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Global Securities for a single Global Security bearing the new CUSIP number and a new Interest Accrual Date, and the CUSIP numbers of the exchanged Global Securities will, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned.

Notwithstanding the foregoing, if the Global Securities to be exchanged exceed U.S. $500,000,000 in aggregate principal amount, one Global Security will be authenticated and issued to represent each U.S. $500,000,000 of principal amount of the exchanged Global Securities and an additional Global Security will be authenticated and issued to represent any remaining principal amount of such Global Securities (see “Denominations” below).

Maturities:	Each Book-Entry Note will mature on a date nine months or more after the Settlement Date (as defined below) for such Note.

Notice of Redemption Date:	The Trustee will notify DTC not more than 60 but not less than 30 days prior to each redemption date, if any, with respect to a Book-Entry Note, of the CUSIP number of such Note, the redemption date, the redemption price and the principal amount of such Book-Entry Note to be redeemed.

Denominations:	Book-Entry Notes will be issued in principal amounts of U.S. $10,000 or any amount in excess thereof that is an integral multiple of U.S. $1,000. Global Securities will be denominated in principal amounts not in excess of U.S. $500,000,000. If one or more Book-Entry Notes having an aggregate principal amount in excess of U.S. $500,000,000 would, but for the preceding sentence, be represented by a single Global Security, then one Global Security will be issued to represent each U.S. $500,000,000 principal amount of such Book-Entry Note or Notes and an additional Global Security will be issued to represent any remaining principal amount of such Book-Entry Note or Notes. In such a case, each of the Global Securities representing such Book-Entry Note or Notes shall be assigned the same CUSIP number.

Interest:	General. Interest on each Book-Entry Note will accrue from the Interest Accrual Date of the Global Security representing such Note. Except as set forth in the underlying Global Security, each Fixed Rate Book-Entry Note will bear interest at the annual rate stated in such Global Security, payable semiannually on January 15 and July 15 of each year (each, an “Interest Payment Date”) and on the Maturity Date (as defined in the Prospectus), and each Floating Rate Book-Entry Note will bear interest as determined in the manner set forth in such Global Security, payable on the dates set forth on such Global Security. Except as set forth in the underlying Global Security, interest (including payments for partial periods) on Fixed Rate Notes will be calculated on the basis of a 360-day year of twelve 30-day months. Except as set forth in the underlying Global Security, interest on Floating Rate Book-Entry Notes will be determined in the manner agreed upon by the Company and the purchaser thereof in accordance with the provisions of the Prospectus. Except as set forth in the underlying Global Security, the “Record Date” with respect to any Interest Payment Date for Floating Rate Book-Entry Notes shall be the date 15 calendar days immediately preceding such Interest Payment Date, and for Fixed Rate Book-Entry Notes shall be the December 31 or June 30 next preceding such Interest Payment Date, whether or not such date shall be a Business Day. The first payment of interest on any Book-Entry Note originally issued between a Record Date and an Interest Payment Date will be made on the Interest Payment Date following the next succeeding Record Date to the Holder on such next succeeding Record Date. Notwithstanding the record date provisions above, interest payable on the Maturity Date will be payable to the person to whom principal shall be payable.

Standard & Poor’s Ratings Group will use the information received in the pending deposit message described under Settlement Procedure “C” below in order to include the amount of any interest payable and certain other information regarding the related Global Security in the appropriate weekly bond report published by Standard & Poor’s Ratings Group.

On the first Business Day of January, April, July and October of each year, the Trustee will deliver to the Company and DTC a written list of Record Dates and Interest Payment Dates that will occur with respect to Floating Rate Book-Entry Notes during the six-month period beginning on such first Business Day. Promptly after each Interest Determination Date (as defined in the Prospectus) for Floating Rate Notes, the Company will notify the Trustee, and the Trustee in turn will notify Standard & Poor’s Ratings Group, of the interest rates determined on such Interest Determination Date.

Payments of Principal and Interest:
Payments of Interest Only. Promptly after each Record Date, the Trustee will deliver to the Company and DTC a written notice specifying by CUSIP number the amount of interest to be paid on each Global Security on the following Interest Payment Date (other than an Interest Payment Date coinciding with a Maturity Date (as defined in the Prospectus)) and the total of such amounts. DTC will confirm the amount payable on each Global Security on such Interest Payment Date by reference to the daily bond reports published by Standard & Poor’s Corporation. The Company will pay to the Trustee, as paying agent, the total amount of interest due on such Interest Payment Date (other than on the Maturity Date), and the Trustee will pay such amount to DTC at the times and in the manner set forth below under “Manner of Payment”.

Payments at Maturity. On or about the first Business Day of each month, the Trustee will deliver to the Company and DTC a written list of principal and interest to be paid on each Global Security with a Maturity Date in the following month. The Company, the Trustee and DTC will confirm the amounts of such principal and interest payments with respect to each such Global Security on or about the fifth Business Day preceding the Maturity Date of such Global Security. The Company will pay to the Trustee, as the paying agent, the principal amount of such Global Security, together with interest due on such Maturity Date. The Trustee will pay such amount to DTC at the time and in the manner set forth below under “Manner of Payment”.

Promptly after payment to DTC of the principal and interest due on the Maturity Date of such Global Security, the

Trustee will cancel such Global Security and deliver it to the Company with an appropriate debit advice. On the first Business Day of each month, the Trustee will prepare a written statement indicating the total principal amount of outstanding Global Securities for which it serves as trustee as of the immediately preceding Business Day.

Manner of Payment. The total amount of any principal and interest due on Global Securities on any Interest Payment Date or on the Maturity Date shall be paid by the Company to the Trustee in funds available for use by the Trustee as of 9:30 A.M. (New York City time) on such date. The Company will make such payment on such Global Securities by instructing the Trustee to withdraw funds from an account maintained by the Company at the Trustee. For maturity, redemption, repayment or any other principal payments: prior to 10:00 A.M. (New York City time) on such date or as soon as possible thereafter, the Trustee will make such payments to DTC in same day funds in accordance with DTC’s Same Day Funds Settlement Paying Agent Operating Procedures. For interest payments: the Trustee will make such payments to DTC in accordance with existing arrangements between DTC and the Trustee. DTC will allocate such payments to its participants in accordance with its existing operating procedures. Neither the Company (either as Issuer or as Paying Agent), the Trustee or any Agent shall have any direct responsibility or liability for the payment by DTC to such Participants of the principal of and interest on the Book-Entry Notes.

Withholding Taxes. The amount of any taxes required under applicable law to be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

Procedure for Rate Setting and Posting:	The Company and the Agents will discuss from time to time the aggregate principal amount of, the issuance price of, and the interest rates to be borne by, Book-Entry Notes that may be sold as a result of the solicitation or offers by the Agents. If the Company decides to establish prices of (including the currency of issuance), and rates borne by, any Book-Entry Notes to be sold (the establishment of such prices and rates to be referred to herein as “posting”) or if the Company decides to change prices or rates previously posted by it, it will promptly advise the Agents of the prices and rates to be posted.

Acceptance of Offers:	Unless otherwise agreed between the Company and such Agent, any Agent which receives an offer to purchase Book-Entry Notes will promptly advise the Company of each such offer other than offers rejected by such Agent as provided below. The Company will have the sole right to accept any such offer to purchase Book-Entry Notes. The Company may reject any such offer in whole or in part. Unless otherwise agreed between the Company and any Agent, each Agent may, in its discretion reasonably exercised, reject any offer to purchase Book-Entry Notes received by it in whole or in part.

Preparation of Pricing Supplement:	If any offer to purchase a Book-Entry Note is accepted by or on behalf of the Company, the Company and the Guarantor, with the approval of the Agents, will prepare a Pricing Supplement reflecting the terms of such Book-Entry Note and a final term sheet reflecting such terms. The Company will arrange to have the final term sheet and any Issuer Free Writing Prospectus filed with the Commission in accordance with Rule 433 under the 1933 Act and will arrange to have requisite copies of such Pricing Supplement filed with the Commission, in accordance with the applicable paragraph of Rule 424(b) of the 1933 Act and will supply at least ten copies thereof (or additional copies if requested) to the Agents and one copy to the Trustee no later than 11:00 A.M., New York City time, on the Business Day following the date of acceptance at the following applicable address (unless otherwise specified in the applicable trading confirmation): if to Lehman Brothers Inc., to ADP Prospectus Services for Lehman Brothers Inc., 1155 Long Island Avenue, Edgewood, New York 11717, attention: Client Services Desk, telephone no. (212) 526-9664, telecopier no. (631) 254-7269; if to ABN AMRO Incorporated, to ABN AMRO Incorporated, Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055, attention: Vincent Murray, telephone no. (212) 409-7553, telecopier no. (212) 409-5256; if to Banc of America Securities LLC to The Bank of New York, One Wall Street, 3rd Floor, Dealers Clearance, Window B, A/C Banc of America Securities LLC; if to Barclays Capital Inc. to ADP Prospectus Services for Barclays Capital Inc., 1155 Long Island Avenue, Edgewood, New York 11717, attention: Client Services Desk, telephone no. (631) 254-7129, telecopier no. (631) 254-7140 with a copy to Barclays Capital Inc., attention: MTN Trading, telephone no. (212) 412-7980, telecopier no. (212) 412-7305; if to Bear, Stearns & Co. Inc., to Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, attention: High Grade Syndicate Desk, telephone no. (212) 272-5373, telecopier no. (212) 272-6227; if to BNP Paribas Securities Corp., 787 Seventh Avenue, 8th Floor, New York, New York 10019, attention: Fixed Income Syndicate, telephone no. (212) 841-3435, telecopier no. (212) 841-3158; if to BNY Capital Markets, Inc., One Wall Street, 18th Floor, New York, New York 10286, attention: Carmine Urciuoli, telephone no. (212) 635-1695, telecopier no. (212) 635-8525; if to Calyon Securities (USA) Inc., 1301 Avenue of the Americas, 17th Floor, New York, New York 10019, attention: David Travis/Bruce Zhao, telephone no. (212) 261-4178/(212) 261-3262, telecopier no. (212) 261-3311; if to Citigroup Global Markets Inc., to Citigroup Global Markets Inc., Brooklyn Army Terminal, 140 58th Street, 8th Floor, Brooklyn, New York 11220, telephone no. (718) 765-6744, telecopier no. (718) 765-6734; if to Countrywide Securities Corporation, to Countrywide Securities Corporation, 4500 Park Granada, MS CH-143, Calabasas, California 91302, attention: Jason Crone, telephone no. (818) 225-4820, or, if after 5:00 p.m., (310) 350-2947, telecopier no. (818) 225-4032; if to Credit Suisse Securities (USA) LLC, to Credit Suisse Securities (USA) LLC, 11 Madison Avenue, 5th Floor, New York, New York 10010, Attention: Fixed Income Syndicate Desk; if to Deutsche Bank Securities Inc. to Deutsche Bank Securities Inc., 60 Wall Street, 3rd Floor, New York, New York 10005, attention: Peter Burger, Mail Stop NYC60-0375, telephone no. (212) 250-6801, telecopier no. (212) 797-5420, with a copy to Deutsche Bank Securities Inc., 1251 Avenue of the Americas, 25th Floor, New York, New York 10020, attention: Brian Guerra, Mail Stop NYC07-2510, telephone no. (212) 474-7370, telecopier no. (212) 468-5246, with a copy to Deutsche Bank Securities Inc., 60 Wall Street, 3rd Floor, New York, New York 10005, attention: Mary Hardgrove, Mail Stop NYC60-0323, telephone no. (212) 250-6859, telecopier no. (212) 797-2202; if to Dresdner Kleinwort Wasserstein Securities LLC, 1301 Avenue of the Americas, New York, New York 10019, attention: Mark Vandergriend, telephone no. (212) 895-1721, telecopier no. (212) 895-1730; if to Greenwich Capital Markets, Inc., to Greenwich Capital Markets, Inc. at 600 Steamboat Road Greenwich, CT 06830, Attention: Capital Markets, telephone no. (203) 618-6166, telecopier no.: (203) 422-4485; if to Goldman, Sachs & Co., to Goldman, Sachs & Co., 85 Broad Street, 29th Floor, New York, New York 10004, attention: Prospectus Department, telephone no. (212) 902-1111, telecopier no. (212) 902-3000; if to HSBC Securities (USA) Inc., 452 Fifth Avenue, 9th Floor, New York, New York 10018, attention: Andrew. S. Lazerus, telephone no. (212) 525-3456, telecopier no. (646) 366-3338, with a copy to ADP Prospectus Services, c/o HSBC Securities (USA) Inc, 1155 Long Island Avenue, Bay 1-7, Edgewood, New York 11717, attention.: Corporate Ordering, telephone no. (631) 274-8326, telecopier no. (631) 254-7132; if to J.P. Morgan Securities Inc., to J.P. Morgan Securities Inc., 270 Park Avenue, 8th Floor, New York, New York 10017, attention: Medium-Term Note Desk, telecopier no. (212) 834-6081; if to Merrill Lynch, Pierce, Fenner & Smith Incorporated, to Merrill Lynch Production Technologies, by e-mail to mtnsuppl@na2.us.ml.com, 44B Colonial Drive, Piscataway, New Jersey 08854, attention: Final Prospectus Unit/Nachman Kimmerling, telephone no. (732) 885-2768, telecopier no. (732) 885-2774, with a copy to Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, 15th Floor, New York, New York 10080, attention: MTN Product Management, telephone no. (212) 449-7476, telecopier no. (212) 449-2234; if to Morgan Stanley & Co. Incorporated, to Morgan Stanley & Co. Incorporated, 1585 Broadway, 2nd Floor, New York, New York 10036, attention: Medium-Term Note Trading Desk, telephone no. (212) 761-4000, telecopier no. (212) 761-0780; if to RBC Capital Markets Corporation, One Liberty Plaza, 2nd Floor, New York, New York 10006-1404, attention: Simon Ling, telephone no. (212) 858-7138, telecopier no. (212) 428-3017; if to SG Americas

Securities, LLC, 1221 Avenue of the Americas, New York, New York 10020, attention: Bernard Tsang/Charles D. Fischer, telephone no. (212) 278-5435/(212) 278-6239, telecopier no. (212) 278-5401/(212) 278-7569; if to UBS Securities LLC, to UBS Securities LLC, 677 Washington Boulevard, Stamford, Connecticut 06901, Attention: Fixed Income Syndicate, telephone: (203) 719-1088, telecopier: (203) 719-0495; if to Wachovia Capital Markets, LLC, 301 South College Street, Charlotte, North Carolina 28288-0602, attention: Jeremy Schwartz, telephone no. (704) 383-5024, telecopier no. (704) 383-9165; and if to the Trustee, to The Bank of New York, 101 Barclay Street, New York, New York 10286, attention: Corporate Trust Office. Such Agent will cause a Pricing Supplement to be delivered to the purchaser of the Book-Entry Note. In all respects, the Company and the Guarantor will prepare and file each such Pricing Supplement in accordance with Rule 424 under the 1933 Act.
In each instance that a Pricing Supplement is prepared, each Agent will affix the Pricing Supplement to Prospectuses prior to their use; provided, however, that pursuant to Rule 434, the Pricing Supplement may be delivered (or otherwise made available) separately from the Prospectuses. Outdated Pricing Supplements, final term sheets, Issuer Free Writing Prospectuses and the Prospectuses to which they are attached or relate (other than those retained for files), will be destroyed.

Suspension of Solicitation; Amendment or Supplement:
The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase Book-Entry Notes. As soon as practicable, but in no event later than one Business Day after receipt of instructions from the Company, the Agents will suspend solicitation of offers to purchase Book-Entry Notes from the Company until such time as the Company has advised them that such solicitation may be resumed.

If the Company or the Guarantor decides to amend or supplement the Registration Statement or the Prospectus relating to the Notes (except in the case of a Pricing Supplement and a final term sheet to the Prospectus), the

Company or the Guarantor, as the case may be, will promptly advise the Agents and the Trustee and will furnish the Agents and the Trustee with the proposed amendment or supplement in accordance with the terms of the Agency Agreement. The Company or the Guarantor will mail or transmit to the Commission for filing therewith any such supplement to the Prospectus relating to the Notes, provide the Agents with copies of any supplement, and confirm to the Agents that such supplement has been filed with the Commission.

In the event that at the time the Company suspends solicitation of offers to purchase Book-Entry Notes there shall be any outstanding offers to purchase Book-Entry Notes that have been accepted by the Company but for which settlement has not yet occurred, the Company will promptly advise the Agents and the Trustee whether such sales may be settled and whether copies of the Prospectus as supplemented to the time of the suspension may be delivered in connection with the settlement of such sales. The Company will have the sole responsibility for such decision and for any arrangements which may be made in the event that the Company determines that such sales may not be settled or that copies of such Prospectus may not be so delivered.

Delivery of Prospectus:	Each Agent shall, for each offer to purchase a Book-Entry Note that is solicited by such Agent and accepted by the Company, deliver (or otherwise make available) a copy of the Prospectus as most recently amended or supplemented (including the applicable Pricing Supplement which, pursuant to Rule 434, may be delivered separately from the Prospectus, any related Issuer Free Writing Prospectus and the related final term sheet) with the earlier of the delivery of the confirmation of sale or the Book-Entry Note to the purchaser thereof or such purchaser’s agent.

Confirmation:	Such Agent will confirm the purchase of such Note to the purchaser either by transmitting to the Participants with respect to such Note a confirmation order or orders through DTC’s institutional delivery system or by mailing a written confirmation to such purchaser.

Settlement: -	The receipt by the Company of immediately available funds in payment for a Book-Entry Note and the authentication and issuance of the Global Security representing such Note shall constitute “settlement” with respect to such Note. The “Settlement Date” with respect to any offer to purchase Book-Entry Notes accepted by or on behalf of the Company will be a date on or before the third Business Day next succeeding the date of acceptance unless otherwise agreed by the purchaser and the Company and shall be specified upon acceptance of such offer.

Settlement Procedures:	Settlement Procedures with regard to each Book-Entry Note sold by the Company through an Agent, as agent, shall be as follows:
A. Such Agent will advise the Company by telephone of the following settlement information:
1. Principal amount.
2. Specified Currency.
3. Stated Maturity Date.
4. In the case of a Fixed Rate Book-Entry Note, the interest rate, or, in the case of a Floating Rate Book-Entry Note, Base Rate, Index Maturity, Initial Interest Rate, Maximum Interest Rate, Minimum Interest Rate, Interest Reset Dates, Interest Payment Dates, Calculation Dates, Interest Reset Dates and Spread and/or Spread Multiplier.
5. Settlement Date.
6. Redemption and/or repayment provisions, if any.
7. Estate Option, if applicable.
8. Agent’s commission, determined as provided in the Agency Agreement between the Company and such Agent.
9. The DTC Participant account number of such Agent.
10. Taxpayer identification number of beneficial owner (if available).
11. Issue price of Book-Entry Note and proceeds to the Company.
B. The Trustee will assign a CUSIP number to the Global Security representing such Book-Entry

Note and will then advise the Company of such CUSIP number. The Company will then advise the Trustee by electronic transmission (confirmed by telephone) of the information set forth in Settlement Procedure “A” above and the name of such Agent. Each such communication by the Company shall constitute a representation and warranty by the Company to the Trustee and each Agent that (i) such Note is then, and at the time of issuance and sale thereof will be, duly authorized for issuance and sale by the Company and (ii) such Note, and the Global Security representing such Note, will conform with the terms of the Indenture pursuant to which such Note and Global Security are issued.
C. The Trustee will enter a pending deposit message through DTC’s Participant Terminal System, providing the following settlement information to DTC, such Agent, Standard & Poor’s Ratings Group and, upon request, the Trustee under the Indenture pursuant to which such Note is to be issued:
     1. The information set forth in Settlement Procedure “A”.
     2. Identification as a Fixed Rate Book-Entry Note or a Floating Rate Book-Entry Note.
     3. Initial Interest Payment Date for such Note and amount of interest payable on such Interest Payment Date.
     4. Frequency of interest payments (monthly, semiannually, quarterly, etc.).
     5. CUSIP number of Global Security representing such Note.
     6. Whether such Global Security will represent any other Book-Entry Note (to the extent known at such time).

D. The Trustee will complete the Global Security, the form of which was previously approved by the Company, the Agents and the Trustee.
E. The Trustee, as Trustee, will authenticate the Global Security representing such Note.
F. DTC will credit such Note to the Trustee’s participant account at DTC.
G. The Trustee will enter an SDFS deliver order through DTC’s Participant Terminal System instructing DTC to (i) debit such Note to the Trustee’s participant account and credit such Note to such Agent’s participant account and (ii) debit such Agent’s settlement account and credit the Trustee’s settlement account for an amount equal to the price of such Note less such Agent’s commission. The entry of such a deliver order shall constitute a representation and warranty by the Trustee to DTC that (i) the Global Security representing such Book-Entry Note has been issued and authenticated and (ii) the Trustee is holding such Global Security pursuant to the Certificate Agreement.
H. Such Agent will enter an SDFS deliver order through DTC’s Participant Terminal System instructing DTC (i) to debit such Note to such Agent’s participant account and credit such Note to the participant accounts of the Participants with respect to such Note and (ii) to debit the settlement accounts of such Participants and credit the settlement account of such Agent for an amount equal to the price of such Note.
I. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures “G” and “H” will be settled in accordance with SDFS operating procedures in effect on the Settlement Date.
J. The Trustee will credit to an account of the Company maintained at the Trustee funds available for immediate use in the amount transferred to the Trustee in accordance with Settlement Procedure “G”.
K. The Trustee will hold the Global Security pursuant to the Certificate Agreement and will send a photocopy of such Global Security to the Company by first-class mail. Upon written request the Trustee will deliver a photocopy of such Global Security to such Agent. Periodically, the Trustee will send to the Company a statement setting forth the principal amount of Notes Outstanding as of that date and setting forth a brief description of any sales of which the Company has advised the Trustee but which have not yet been settled.
L. As set forth in “Delivery of Prospectus” above, such Agent will deliver (or otherwise make available) to the purchaser a copy of the most recent Prospectus applicable to the Book-Entry Note with or prior to any written offer of Book-Entry Notes and the confirmation and payment by the purchaser of such Note.
Such Agent will confirm the purchase of such Note to the purchaser either by transmitting to the Participants with respect to such Note a confirmation order or orders through DTC’s institutional delivery system or by mailing a written confirmation to such purchaser.

Settlement Procedures
Timetable:	For offers to purchase Book-Entry Notes solicited by an Agent, as agent, and accepted by the Company for settlement on the first Business Day after the sale date, Settlement Procedures “A” through “L” set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:
Settlement

Procedure	Time
A-B	11:00 A.M. on the sale date
C	2:00 P.M. on the sale date

Procedure	Time
D	3:00 P.M. on day before Settlement Date
E	9:00 A.M. on Settlement Date
F	10:00 A.M. on Settlement Date
G-H	2:00 P.M. on Settlement Date
I	4:45 P.M. on Settlement Date
J-L	5:00 P.M. on Settlement Date
If a sale is to be settled more than one Business Day after the sale date, Settlement Procedures “A”, “B” and “C” shall be completed as soon as practicable but no later than 11:00 A.M. and 2:00 P.M., as the case may be, on the first Business Day after the sale date. If the initial interest rate for a Floating Rate Book-Entry Note has not been determined at the time that Settlement Procedure “A” is completed, Settlement Procedures “B” and “C” shall be completed as soon as such rate has been determined but no later than 11:00 A.M. and 12:00 Noon, respectively, on the second Business Day before the Settlement Date. Settlement Procedure “I” is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

Failure to Settle:	If the Trustee fails to enter an SDFS deliver order with respect to a Book-Entry Note pursuant to Settlement Procedure “G”, the Trustee may deliver to DTC, through DTC’s Participant Terminal System, as soon as practicable a withdrawal message instructing DTC to debit such Note to the Trustee’s participant account. DTC will process the withdrawal message, provided that the Trustee’s participant account contains a principal amount of the Global Security representing such Note that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Notes represented by a Global Security, the Trustee will mark such Global Security “canceled”, make appropriate entries in the Trustee’s records and send such canceled Global Security to the Company. The CUSIP number assigned to such Global Security shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Notes represented by a Global Security, the Trustee will exchange such Global

Security for two Global Securities, one of which shall represent such Book-Entry Note or Notes and shall be canceled immediately after issuance and other Book-Entry Notes previously represented by the surrendered Global Security and shall bear the CUSIP number of the surrendered Global Security.

If the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser thereof (or a Person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the Agent for such Note may enter SDFS deliver orders through DTC’s Participant Terminal System reversing the orders entered pursuant to Settlement Procedures “H” and “G”, respectively. Thereafter, the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph.

Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Security, the Trustee will provide, in accordance with Settlement Procedures “D” and “E”, for the authentication and issuance of a Global Security representing the other Book-Entry Notes to have been represented by such Global Security and will make appropriate entries in its records.

Trustee Not to
Risk Funds:	Nothing herein shall be deemed to require the Trustee to risk or expend its own funds in connection with any payment to the Company, or any Agent or the purchaser, it being understood by all parties that payments made by the Trustee to either the Company or any Agent shall be made only to the extent that funds are provided to the Trustee for such purpose.

Authenticity of Signatures:	The Company will cause the Trustee and the Guarantor to furnish each Agent from time to time with the specimen signatures of the officers, employees or agents who have been authorized to authenticate Notes or execute the related

Guarantee, but each Agent will have no obligation or liability to the Company, the Guarantor or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Company, the Guarantor or the Trustee on any Note.

Payment of Expenses:	Each Agent shall forward to the Company and the Guarantor, from time to time (but not more often than monthly), a statement of the out-of-pocket expenses incurred by such Agent during the related period which are reimbursable to it pursuant to the terms of the Agency Agreement. The Company and the Guarantor will promptly remit payment to such Agent.

Advertising Costs:	The Company will determine with each Agent the amount of advertising that maybe appropriate in soliciting offers to purchase the Notes. Advertising expenses will be paid by the Company and the Guarantor.

EXHIBIT B
FORM OF TERMS AGREEMENT
Countrywide Financial Corporation
Medium-Term Notes, Series B
Due Nine Months or More
From Date of Issue
Payment of Principal, Premium, if any, and Interest
Fully and Unconditionally Guaranteed by
Countrywide Home Loans, Inc.
TERMS AGREEMENT
                                        ,20
Countrywide Financial Corporation
Countrywide Home Loans, Inc.
4500 Park Granada
Calabasas, California 91302
Attention: Corporate Counsel
     Subject in all respects to the terms and conditions of the Selling Agency Agreement dated February •, 2006 among Lehman Brothers Inc., ABN AMRO Incorporated, Banc of America Securities LLC, Barclays Capital Inc., Bear, Stearns & Co. Inc., BNP Paribas Securities Corp., BNY Capital Markets, Inc., Calyon Securities (USA) Inc., Citigroup Global Markets Inc., Countrywide Securities Corporation, Credit Suisse Securities (USA) LLC, Deutsche Banc Securities Inc., Dresdner Kleinwort Wasserstein Securities LLC, Greenwich Capital Markets, Inc., Goldman, Sachs & Co., HSBC Securities (USA) Inc., J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, RBC Capital Markets Corporation, SG Americas Securities, LLC, UBS Securities LLC and Wachovia Capital Markets, LLC and you (the “Agreement”), [each of] the undersigned, severally and not jointly, agrees to purchase the following Medium-Term Notes, Series B (the “Notes”), in the respective amounts set forth in the table below, of Countrywide Financial Corporation:
Aggregate Principal Amount:
[Table of allocations:]
Currency or Currency Unit:
Interest Rate or Base Rate(s):
Spread:
Spread Multiplier:

Stated Maturity Date:
Interest Payment Dates:
Record Dates:

Purchase Price:	% of Principal Amount [plus accrued interest, if any, from , 20 ]
Purchase Date and Time:
Certificated or Book-Entry Form:
Place for Delivery of Notes
and Payment Therefor:
Method of Payment:
Modification, if any, in
the requirements to
deliver the documents
specified in Section 6(b)
of the Agreement:
Period during which additional
Notes may not be sold pursuant to
Section 4(o) of the Agreement:

Other terms:

[PURCHASERS]

By:

Accepted:
COUNTRYWIDE FINANCIAL CORPORATION

By:
Title:
COUNTRYWIDE HOME LOANS, INC.

By:
Title:

EXHIBIT C
FORM OF FINAL TERM SHEET
Countrywide Financial Corporation
Medium-Term Notes, Series B
Due Nine Months or More
From Date of Issue
Payment of Principal, Premium, if any, and Interest
Fully and Unconditionally Guaranteed by
Countrywide Home Loans, Inc.
FINAL TERM SHEET
Issuer:
Ratings:
Type:
Principal Amount:
Trade Date:
Settlement Date:
First Pay Date:
Maturity Date:
Coupon Rate:
Payment and Reset Dates:
Day Count Convention:
Business Day Convention:
[Benchmark Treasury/Index and Index Maturity]
Spread:
Yield:
Redemption Provisions:
Call Dates and Price:
Use of Proceeds:
Issue Price:
Underwriting Discount:
Cusip:
Common Code:
ISIN:
Bookrunners (•%):
Lead Manager (•%):
Co-Managers (•%):

The issuer has filed a registration statement (including a prospectus) with the U.S. Securities and Exchange Commission (SEC) for this offering. Before you invest, you should read the prospectus for this offering in that registration statement, and other documents the issuer has filed with the SEC (including any related free-writing prospectus, preliminary prospectus supplement or preliminary pricing supplement, as applicable), for more complete information about the issuer and this offering. You may get these documents, as well as the final prospectus, prospectus supplement or pricing supplement (when completed), as applicable (such preliminary and final documentation together, the Offer Documentation), for free by searching the SEC online database (EDGAR®) at www.sec.gov. Alternatively, you may obtain a copy of the Offer Documentation from [Name and Address of Agent], Attn: • or by calling •.